UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Perot Systems Corporation
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PEROT SYSTEMS CORPORATION
2300 W. Plano Parkway
Plano, Texas 75075

Notice of Annual Meeting of Stockholders
Friday, May 9, 2008
3:30 p.m.–Central Daylight Time

Perot Systems Corporation
Plano Campus Cafeteria, West Lobby
2300 West Plano Parkway
Plano, Texas 75075

March 25, 2008

To Our Stockholders

        On behalf of the Board of Directors, you are cordially invited to attend the 2008 Perot Systems Corporation Annual Meeting of Stockholders. At the Annual Meeting, our stockholders will be voting on:

  •
  the election of our directors;

  •
  the amendment, renewal and extension of our Employee Stock Purchase Plan;

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  the ratification of the appointment of our independent registered public accounting firm for 2008; and

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  any other business properly brought before the Annual Meeting.

        Voting is limited to stockholders of record at the close of business on March 12, 2008.

        If you plan to attend the meeting in person, please bring to the Annual Meeting one of the admission tickets provided with these proxy materials.

                      Sincerely yours,

                      Ross Perot, Jr.
                       Chairman

PEROT SYSTEMS CORPORATION

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

        Perot Systems Corporation is furnishing you this Proxy Statement on behalf of its Board of Directors to solicit proxies for its Annual Meeting of Stockholders and any adjournments or postponements of the Annual Meeting. We will hold the Annual Meeting at our Plano Campus Cafeteria, 2300 West Plano Parkway, Plano, Texas on Friday, May 9, 2008, at 3:30 p.m. Central Daylight Time. We first mailed these proxy materials to our stockholders on or about March 25, 2008.

PURPOSE OF MEETING

        We are holding the Annual Meeting for the stockholders to elect our directors, amend, renew and extend the Employee Stock Purchase Plan, ratify the appointment of our independent registered public accounting firm for 2008, and conduct any other business that properly comes before the Annual Meeting.

VOTING AND SOLICITATION

Right to Vote and Record Date

        Our Class A Common Stock, par value $.01 per share, is the only type of security entitled to vote at the Annual Meeting. Each share of Class A Common Stock that you owned as of the close of business on March 12, 2008, entitles you to one vote for each of the 11 nominees for director and one vote on each other proposal properly brought before the Annual Meeting. On March 12, 2008, there were 118,955,116 shares of Class A Common Stock outstanding.

Quorum; Adjournment

        The holders of at least a majority of the voting power of our issued and outstanding shares of Class A Common Stock must be present, in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting. We count abstentions to determine whether a quorum exists for the transaction of business. We also count broker non-votes, which we describe in more detail below, as shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

Voting at the Annual Meeting

        If your shares of Class A Common Stock are registered directly with Mellon Investor Services, you are a "record holder" and may vote in person at the Annual Meeting. If you hold your shares through a broker, bank or other nominee, your shares are held in "street name" and you are the "beneficial holder." If you hold your shares in street name, in order to vote in person at the Annual Meeting, you must obtain a proxy from your broker, bank or other nominee.

Voting by Proxy

        Whether or not you are able to attend the Annual Meeting, we urge you to vote by proxy.

  Shares Held of Record

        If you are a record holder, you can vote your shares using one of the following methods:

  •
  via the Internet website shown on the proxy card,

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  by telephone using the toll-free number shown on the proxy card, or

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  by a completed and returned written proxy card.

        We must receive votes submitted through the Internet or by telephone by 11:59 p.m., Eastern Daylight Time, on May 8, 2008. Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy card. Submitting your voting instructions by any of the methods mentioned above will not affect your right to attend the Annual Meeting and vote in person.

        If you vote by phone or via the Internet, please have your social security number and proxy or voting instruction card available. The sequence of numbers appearing on your proxy card and your social security number are necessary to verify your vote.

  Shares Held in Street Name

        If you hold your shares in street name, you should follow the directions provided by your broker or bank regarding how to instruct your broker to vote your shares. Without instructions from you, your broker or bank has discretion to vote your shares on "routine matters," such as the election of directors and ratification of the appointment of the independent registered public accounting firm. Your broker does not have the discretion to vote your shares on the amendment, renewal and extension of the Employee Stock Purchase Plan.

How the Proxy Holders Will Vote Your Proxy

        The proxy holders will vote as you direct if you properly complete your proxy. If you submit a proxy but do not provide directions on how to vote, your proxy will be voted as follows:

  •
  FOR the nominees of the Board of Directors,

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  FOR amendment, renewal and extension of the Employee Stock Purchase Plan,

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  FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and

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  In the discretion of the proxy holders, with respect to any other matters that may properly come before the Annual Meeting.

Changing Your Vote

        You may revoke or change your proxy at any time before the Annual Meeting. The procedures for changing your vote differ depending on how you own your shares. If you are a record holder of your Perot Systems shares, you may change your vote by:

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  submitting another proxy with a later date before the beginning of the Annual Meeting,

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  sending a written notice of revocation to the Secretary of Perot Systems at 2300 West Plano Parkway, Plano, Texas 75075 that is received by the Secretary before the beginning of the Annual Meeting, or

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  attending the Annual Meeting and voting in person.

        If you are a beneficial holder of your Perot Systems shares, you may change your vote by submitting new voting instructions to your broker, bank or nominee.

Vote Required

  Board of Directors

        The 11 nominees receiving the highest number of affirmative votes will be elected directors of Perot Systems and will serve until the next Annual Meeting or until their successors have been elected and qualified or until their earlier resignation or removal. We do not have cumulative voting for the election of directors.

  Amendment, Renewal and Extension of the Employee Stock Purchase Plan

        Amendment, renewal and extension of the Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

  Ratification of Independent Registered Public Accounting Firm

        Ratification of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

  Other Matters

        Approval of other matters considered at the Annual Meeting typically requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Our Certificate of Incorporation requires a vote of 66 2/3% of the outstanding Class A Common Stock for certain matters. As of the date of this Proxy Statement, no other matter for consideration at the Annual Meeting has been submitted to Perot Systems.

Broker Non-Votes and Abstentions

        A broker non-vote occurs when a broker holds shares in street name for a customer and the customer does not direct the broker's vote with respect to the approval of non-routine matters. With respect to the election of directors and ratification of the appointment of the independent registered public accounting firm, a broker will have discretionary authority to vote the shares if the beneficial owner has not given instructions. Without your instructions, a broker may not vote on the amendment, renewal and extension of the Employee Stock Purchase Plan.

        Abstentions are counted as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Solicitation of Proxies

        Perot Systems will pay all costs of the solicitation. We will furnish copies of solicitation material to fiduciaries and custodians holding shares in street name that others beneficially own. We will conduct the original solicitation by mail or, in cases where the stockholder has previously consented to electronic delivery, by electronic means. We may supplement the original solicitation with a solicitation by telephone, telegram, or other means by our directors, officers, or employees. We will not pay additional compensation to these individuals for their services. We do not plan to solicit proxies by means other than those we have described above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 9, 2008.

        This proxy statement is available at: www.proxyvote.com by entering the control number you received in your notice, vote instruction form or proxy card.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        Our bylaws provide that the number of our directors will not be less than one, with the exact number to be fixed by the Board of Directors. The Board of Directors has fixed the number of directors at 11. We are proposing the election of all 11 of our current directors to hold office for a term of one year, expiring at the close of the 2009 Annual Meeting of Stockholders or when their successors are elected and qualified, or until their earlier resignation or removal. We have listed the nominees and their positions and offices with Perot Systems below. The proxy holders will vote all duly executed proxies received for the nominees listed below unless you instruct them otherwise. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any nominee designated by the current Board to fill the vacancy, unless the Board reduces the number of directors to be elected at the Annual Meeting. The Board is not aware of any nominee who is unable or who will decline to serve as a director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED BELOW.

Directors and Their Business Experience

        Ross Perot is Chairman Emeritus of the Board and has served as a director of Perot Systems since November 1997. Mr. Perot served as Chairman of the Board from February 1998 until September 2004. Mr. Perot is a founder of Perot Systems, served as Perot Systems' President and Chief Executive Officer from November 1997 through August 2000, and served as a director from April 1988 until September 1994. Mr. Perot is currently a private investor. Mr. Perot is the father of Ross Perot, Jr. Age 77.

        Ross Perot, Jr. has served as Chairman of the Board of Perot Systems since September 2004 and as a director since June 1988. Mr. Perot served as President and Chief Executive Officer of Perot Systems from September 2000 until September 2004. Mr. Perot is founder of Hillwood Development Company LLC. Mr. Perot is the son of Ross Perot. Age 49.

        Peter A. Altabef has served as President and Chief Executive Officer and as a director of Perot Systems since September 2004. Mr. Altabef served as Vice President, Secretary and General Counsel of Perot Systems from March 1996 until September 2004. Mr. Altabef became General Counsel in 1994 and a Vice President in 1995. Age 48.

        Steven Blasnik has served as a director of Perot Systems since September 1994. Mr. Blasnik has been employed by Perot Investments, Inc., a private investment firm affiliated with our Chairman Emeritus, Ross Perot, for more than five years. Mr. Blasnik also serves as President of Parkcentral Capital Management LP, an investment firm controlled by the Perot Family Trust, and Hill Air Company, LLC, which is wholly owned by Ross Perot. Mr. Blasnik also serves as a director of iREIT, Inc., a private company that owns and operates internet domain names. Age 50.

        John S.T. Gallagher has served as a director of Perot Systems since May 2001. Since August 2006, Mr. Gallagher has served as a director and member of the audit committee of American Medical Alert Corp. From March 2002 until April 2007, Mr. Gallagher served as a director and member of the audit and compensation committees of Netsmart Technologies, Inc. From November 2005 through December 2006, Mr. Gallagher served as director and Chief Executive of Stony Brook University Hospital. Mr. Gallagher served as President and Chief Executive Officer of North Shore-Long Island Jewish Health System from October 1997 through December 2001 and continues to serve on its Board of Trustees. From January 2002 to November 2005, Mr. Gallagher served as Deputy County Executive of Health and Human Services for Nassau County, New York. Age 76.

        Carl Hahn has served as a director of Perot Systems since April 1993. Since June 1996, Mr. Hahn has been a private investor. Mr. Hahn previously served as Chairman of Saurer Ltd., a manufacturer of textile machines, and Chairman of the Board of Management of Volkswagen AG. Mr. Hahn has served as a director and member of the compensation committees of Hawesko AG since May 1998 and director and audit committee member of Global Consumer Acquisition Corporation since October 2007. Mr. Hahn served as a director and compensation committee member of Indesit Company (formerly known as Merloni Elettrodomestici Group) from May 2001 until April 2007. Mr. Hahn is also a professor of Industrial Strategies at the University of Zwickau, Germany. Age 81.

        DeSoto Jordan has served as a director of Perot Systems since February 2004. Since September 1999, Mr. Jordan has been a private investor and Chairman of Afton Holdings, LLC. From 1988 to 1999, Mr. Jordan served as Vice President of Perot Systems. Since 2003, Mr. Jordan has also served as a director and member of the audit committee of Argan, Inc. Age 63.

        Thomas Meurer has served as a director of Perot Systems since May 2001. Mr. Meurer is Senior Vice President of Hunt Consolidated, Inc., a director and Senior Vice President of Hunt Oil Company, and has served as an executive officer and director of one or more of the Hunt affiliated entities for over five years. Age 66.

        Cecil H. (C. H.) Moore, Jr. has served as a director of Perot Systems since October 2003. Mr. Moore is a private investor. From January 1990 until August 1999, he served as managing partner of the Dallas Business Unit and as an International Liaison Partner of KPMG LLP. Mr. Moore has served as a director and member of the audit committee of NL Industries, Inc. since September 2003 and a director and chairman of the audit committee of Kronos Worldwide, Inc. since December 2003 and June 2004, respectively. Mr. Moore is also a partner in Moore Holdings, Ltd., a private company. Age 68.

        Anthony J. Principi has served as a director of Perot Systems since December 2005. Mr. Principi has served as Chairman of QTC Management, Inc. since November 2005, and as Senior Vice President of Pfizer, Inc. since March 2006. Mr. Principi has also served as a director and member of the audit committee of Mutual of Omaha Insurance Company since March 2005. From March 2005 until September 2005, Mr. Principi served as Chairman of the Defense Base Closure and Realignment Commission. From January 2001 until January 2005, Mr. Principi was Secretary of the United States Department of Veterans Affairs. Age 63.

        Anuroop (Tony) Singh has served as a director of Perot Systems since March 2005. Mr. Singh has served as Vice Chairman of Max New York Life Insurance Company Limited, a partnership between New York Life International LLC and Max India Limited, since January 2005. Mr. Singh has also served as a director of DCB Bank, Ltd. since February 2005. Mr. Singh has served as a director of Max India, Ltd. since April 2007, and previously served in the same capacity from October 2000 until September 2005. Mr. Singh was CEO and managing director of Max New York Life from October 2000 through December 2004. Age 54.

Board and Committee Meetings

        The Board met five times in 2007. During 2007, each incumbent director attended at least 75% of the Board meetings and meetings of all of the committees of which he was a member. Directors are encouraged to attend the annual meetings of our stockholders. Six members of the Board attended our annual stockholders' meeting in May 2007.

        The Board has established the Audit Committee, Human Resources and Compensation Committee, and Nominating and Governance Committee to assist in the discharge of the Board's responsibilities. Members of the committees serve until their successors are appointed or their earlier resignation or removal.

        The charters of the Audit, Human Resources and Compensation, and Nominating and Governance Committees are publicly available at the Corporate Responsibility section of our website (www.perotsystems.com/responsibility). We intend to disclose all substantive amendments to these charters on this website. Stockholders may request a printed copy of any of these charters from Perot Systems Corporation, Attn: Investor Relations, 2300 West Plano Parkway, Plano, Texas 75075, telephone 1-877-737-6973.

  Presiding Director for Executive Sessions of Non-Management Directors

        The Board holds meetings of its non-management directors quarterly. The presiding director for these meetings rotates January 1 of each year according to the alphabetical order of each non-management director's last name. Mr. Jordan served in this position during fiscal 2007. Mr. Meurer is the presiding director for 2008. Stockholders and other interested parties may express any concerns regarding Perot Systems' business practices to the presiding director or to the non-management directors as a group by sending a written communication to Perot Systems Corporation, Attn: Non-Management Directors/Corporate Secretary, 2300 West Plano Parkway, Plano, Texas 75075 or by calling our Confidential Hotline (1-800-753-9173) and requesting that the information be provided to the non-management directors.

  Audit Committee

        The Audit Committee consists of C. H. Moore, Jr., Carl Hahn, John S.T. Gallagher, and Tony Singh. Mr. Moore, the Chairman of the Audit Committee, was appointed to the Audit Committee in December 2003. Messrs. Hahn, Gallagher and Singh were appointed in December 1994, May 2001, and April 2006, respectively. The Audit Committee met eight times in 2007. All members of the Audit Committee satisfy the requirements of independence as set forth in the listing standards of the New York Stock Exchange and Perot Systems' Director Independence Standard, and are independent within the meaning of the applicable regulations of the Securities and Exchange Commission. Mr. Moore is qualified as an audit committee financial expert within the meaning of the Securities and Exchange Commission regulations, and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

        The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and financial reporting practices. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements. A charter, that the Board and Audit Committee reassess annually, governs the Audit Committee's activities.

        The Audit Committee's primary responsibilities and duties are to review and discuss with our outside independent registered public accounting firm our financial statements and the professional services they provide, including the scope of their audit coverage, the independent registered public accounting firm's reports to management and management's responses to such reports, and the independence of the accounting firm from our management. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to legal and regulatory compliance matters. The Audit Committee also reviews and discusses with management the scope of our internal audits, summaries of the internal auditors' reports and activities, the effectiveness of our internal audit staff, certain possible violations of our Standards and Ethical Principles, and such other matters with respect to our accounting, auditing, and financial reporting practices and procedures as it may find appropriate or as have been brought to its attention. In addition, the Board has delegated to the Audit Committee the authority to select our independent registered public accounting firm for each fiscal year.

  Human Resources and Compensation Committee

        The Human Resources and Compensation Committee (the "HR Committee") consists of Carl Hahn, DeSoto Jordan, Thomas Meurer, Anthony Principi, and Tony Singh. Mr. Hahn, the Chairman of the HR Committee, was appointed to the committee in March 2002. Messrs. Meurer, Jordan, Singh and Principi were appointed in March 2002, February 2004, June 2005, and April 2006, respectively. All members of the HR Committee satisfy the requirements of independence as set forth in the listing standards of the New York Stock Exchange and Perot Systems' Director Independence Standard. The HR Committee met four times in 2007.

        The primary areas of responsibility of the HR Committee are as follows:

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  Our human resources strategies and practices and the compensation of, and benefits available to, our associates.

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  Fair compensation for our executives based on their performance and contribution to the Company.

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  The annual report of the HR Committee to be included in the Proxy Statement for our Annual Meeting of Stockholders.

        In discharging its responsibilities, the HR Committee and its Incentive Compensation Sub-Committee advise management and make recommendations and determinations with respect to salary matters, bonus and retirement plans, health and welfare plans, the 1999 Employee Stock Purchase Plan, the 2001 Long-Term Incentive Plan and other benefit plans. In addition, the HR Committee reviews and provides advice to management regarding succession planning and talent development processes, the promotion of diversity, leadership and associate development, and safety matters. The HR Committee's activities are governed by a charter that the Board and HR Committee reassess annually.

        Except as described below, the HR Committee reviews and makes final determinations with respect to compensation for our executive officers and reviews and makes recommendations to the Board of Directors regarding the compensation of our outside directors. The charter of the HR Committee allows the HR Committee to delegate certain of its responsibilities, where appropriate, to the chair or one or more members of the HR Committee. The HR Committee has formed the Incentive Compensation Sub-Committee, which is composed solely of outside directors, to make final determinations regarding performance-based compensation, within the meaning of Section 162(m) of the Internal Revenue Code, for our executive officers. Prior to February 27, 2007, the HR Committee reviewed and made final determinations with respect to the compensation of our Chairman and Chief Executive Officer and reviewed and made recommendations to the Board of Directors with respect to the compensation of our other executive officers. In discharging its responsibilities, the HR Committee and its Incentive Compensation Sub-Committee were advised by our Human Resources organization. The participation of our executive officers in the determination of salaries for named executives is described in our "Compensation Discussion and Analysis." Our executive officers provide information regarding, but do not recommend, non-employee director compensation levels. In addition, the HR Committee and its Incentive Compensation Sub-Committee engaged and were advised by Fredric W. Cook & Co., Inc. ("F.W. Cook"). Pursuant to the directions of these committees, F.W. Cook provides them with market data, updates on compensation trends and regulatory developments, advice on program design and compensation levels, and other related items as requested by the committees. Although it gathers information from, and reviews materials with, management in completing its work, F.W. Cook works directly on behalf of the committees, does no other work for the Company or any of its senior executives, and has no other ties to the Company.

  Nominating and Governance Committee

        The Nominating and Governance Committee consists of Thomas Meurer, John S.T. Gallagher, DeSoto Jordan and Anthony Principi. Mr. Meurer, the Chairman of the Nominating and Governance Committee, was appointed to the committee in June 2003. Messrs. Gallagher, Jordan and Principi were appointed to the Nominating and Governance Committee in June 2003, February 2004 and April 2006, respectively. The committee met four times in 2007.

        The Board of Directors established the Nominating and Governance Committee to assist the Board in shaping our corporate governance, including the composition of the Board and its committees. The Nominating and Governance Committee identifies and recommends to the full Board all candidates for election as a director. The committee also recommends our corporate governance principles.

        Each member of the Nominating and Governance Committee satisfies the requirements of independence set forth in the listing standards of the New York Stock Exchange and Perot Systems' Director Independence Standard. The Director Independence Standard is publicly available at the Corporate Responsibility section of our website (www.perotsystems.com/responsibility).

  Director Independence

        Pursuant to the Director Independence Standard, the Board reviewed each director's independence in February 2008. As a result of this review, the Board affirmatively determined that each director standing for election at the Annual Meeting, except Ross Perot, Ross Perot, Jr., Peter Altabef, and Steven Blasnik, has no material relationship with Perot Systems (either directly or as a partner, shareholder or officer of an organization that has a relationship with Perot Systems) and is independent of Perot Systems and its management under the Director Independence Standard, the listing standards of the New York Stock Exchange currently in effect and, with respect to members of the Audit Committee, applicable regulations of the Securities and Exchange Commission.

        In connection with Mr. Meurer's independence determination, the Board examined the personal relationships between Mr. Meurer and the Perot family. These relationships include Mr. Meurer's service as an unpaid trustee or co-trustee for 13 trusts that benefit members of Ross Perot's family, including Ross Perot, Jr. One of these trusts directly owns 2,050,000 shares of our Class A Common Stock and owns limited partnership interests constituting approximately 61.3% of the economic interest in HWGA, Ltd., a limited partnership having Ross Perot and Ross Perot, Jr. as its sole general partners. HWGA owns 29,655,000 shares of our Class A Common Stock. However, in its capacity as a limited partner of HWGA, the trust does not possess, either directly or indirectly, (i) the power to direct or cause the direction of management and policies of HWGA or (ii) voting or dispositive power over the Class A Common Stock owned by HWGA. Five of the remaining trusts, one of which has Ross Perot, Jr. as its principal beneficiary, own an aggregate of 136,800 shares (27,360 shares each) of our Class A Common Stock. After considering all relevant facts and circumstances, the Board determined Mr. Meurer's relationships were not material and do not impair the independence of Mr. Meurer.

        In connection with Mr. Gallagher's independence determination, the Board examined Mr. Gallagher's service as a Life Trustee on the 130-member board of trustees for North Shore-Long Island Jewish Health System, a former client of ours, and his former service as its Chief Executive Officer. After considering all relevant facts and circumstances, the Board determined that Mr. Gallagher's relationships were not material and do not impair the independence of Mr. Gallagher.

        In connection with Mr. Jordan's independence determination, the Board examined Mr. Jordan's role as one of our founders and his employment by us until his retirement in 1999. The Board also considered a personal loan made by Ross Perot to Mr. Jordan, which was repaid in 1999. After considering all relevant facts and circumstances, the Board determined that Mr. Jordan's relationships were not material and do not impair the independence of Mr. Jordan.

  Stockholder Nominations and Nominee Review Process

        The Nominating and Governance Committee will consider director candidates recommended by our stockholders. Perot Systems' Director Qualification Guidelines are publicly available at the Corporate

Responsibility section of our website (www.perotsystems.com/responsibility). Perot Systems stockholders who wish to recommend a director candidate should mail the candidate's resume, together with a letter from the candidate confirming his or her interest in serving as one of our directors, to Perot Systems Corporation, Attn: Nominating Committee/Corporate Secretary, 2300 West Plano Parkway, Plano, Texas 75075.

        Once the Nominating and Governance Committee has identified a prospective candidate, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the candidate's resume, as well as the Nominating and Governance Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The initial determination is also based on the likelihood that the prospective candidate meets the standards and qualifications set forth in Perot Systems' Director Qualification Guidelines, which include:

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  the highest personal and professional ethics, integrity and values;

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  broad-based skills and experience at an executive, policy-making level in business, government or technology areas relevant to our activities;

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  a global business perspective;

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  a willingness to devote sufficient time to become knowledgeable about our business and to carry out his or her duties and responsibilities effectively;

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  a commitment to serve on the Board for five years or more at the time of his or her initial election;

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  service on no more than two boards of public companies in addition to the board of the company by which they are primarily employed or serve as Chairman, unless approved by the Board; and

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  between the ages of 40 and 70 at the time of his or her initial election.

        The Nominating and Governance Committee also considers such other relevant factors as it deems appropriate, including the composition of the Board, the balance of management and independent directors, and financial or industry expertise. If the Nominating and Governance Committee determines that the candidate is qualified and interested, the committee coordinates a series of interviews between the candidate and appropriate directors, officers and other senior managers of Perot Systems. After conducting their evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

  Communications with Directors

        Stockholders and other interested parties may send communications to the Board of Directors, the Audit Committee, and the Nominating and Governance Committee at the addresses set forth in the table below. Our Secretary is responsible for forwarding to appropriate directors all written communications addressed to the Board or its committees. In addition, transcripts of calls to our Confidential Hotline relating to accounting and financial matters are forwarded to the members of the Audit Committee.

Directors	Address
Board of Directors	By mail: Perot Systems Corporation Attn: Board of Directors/Corporate Secretary 2300 West Plano Parkway Plano, Texas 75075
Audit Committee
By mail: Perot Systems Corporation
Attn: Audit Committee/Corporate Secretary
2300 West Plano Parkway
Plano, Texas 75075
By e-mail: PSC-AuditCommittee@ps.net
Telephone: +1 (800) 753-9173 (Confidential Hotline)
Nominating and Governance Committee	By mail: Perot Systems Corporation Attn: Nominating and Governance Committee/Corporate Secretary 2300 West Plano Parkway Plano, Texas 75075
Individual Directors	By mail: Perot Systems Corporation Attn: Name of Director/Corporate Secretary 2300 West Plano Parkway Plano, Texas 75075

Director Compensation

        The Director Compensation Table below shows compensation for the year 2007 for our directors other than Messrs. Ross Perot, Ross Perot, Jr. and Peter Altabef, who receive no compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven Blasnik	14,025	131,175	33,290	—	—	—	178,490
John S. T. Gallagher	71,000	86,200	—	—	—	—	157,200
Carl Hahn	31,025	131,175	33,445	—	—	—	195,645
DeSoto Jordan	61,000	86,200	12,254	—	—	—	159,454
Thomas Meurer	25,025	131,175	—	—	—	—	156,200
C. H. Moore, Jr.	79,000	86,200	—	—	—	—	165,200
Anthony J. Principi	67,000	86,200	—	—	—	—	153,200
Anuroop (Tony) Singh	25,025	131,175	12,989	—	—	—	169,189

(1)
The value, calculated in accordance with the Statement of Financial Accounting Standards (FAS) No. 123R, "Share-Based Payment", of stock awards made in 2007. The assumptions used to calculate these values are set forth in Note 11, "Stock Options and Stock-Based Compensation," to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007. Included for each director is a stock award granted on June 1, 2007, with an award date fair market value ("FMV") of $17.24 as determined in accordance with FAS 123R. In addition, with respect to each of Messrs. Blasnik, Hahn, Meurer and Singh, the following stock awards, which such directors elected to receive in lieu of a cash retainer, with the award date FMV determined in accordance with FAS 123R are included: December 31, 2006–$11,244, March 31, 2007–$11,240, June 30, 2007–$11,246, and September 30, 2007–$11,245. All stock awards vested immediately upon issuance and, therefore, there were no stock awards outstanding as of December 31, 2007.

(2)
The value, calculated in accordance with FAS 123R, of options vesting in 2007. The assumptions used to calculate these values are set forth in Note 11, "Stock Options and Stock-Based Compensation," to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007. Options were awarded prior to May 10, 2006, when the current compensation program for non-employee directors was implemented.

(3)
The aggregate number of options outstanding for each non-employee director as of December 31, 2007 was as follows: 40,000 options for Messrs. Blasnik, Gallagher, Hahn and Meurer; 24,000 options for Messrs. Jordan and Moore; 16,000 options for Mr. Singh; and 8,000 options for Mr. Principi.

        Each of the non-employee directors (other than Ross Perot) receives a $45,000 annual retainer payable in quarterly installments. These non-employee directors have the option to receive all or part of the retainer in our Class A Common Stock, which is valued at the closing price of our Class A Common Stock on the New York Stock Exchange on the last trading day of the fiscal quarter preceding the quarter with respect to which payment is due. In 2007, additional retainers for the Chairmen of the Audit Committee, the Human Resources and Compensation Committee, and the Nominating and Governance Committee were $12,000, $5,000, and $5,000, respectively. During 2007, each non-employee director (other than Ross Perot) was compensated $2,000 for each meeting of the Board of Directors attended in person or by telephone and $1,000 for each committee meeting attended in person or by telephone (including meetings held in conjunction with Board meetings). We reimburse our directors for their reasonable travel-related and other out-of-pocket expenses associated with attending Board and committee meetings. Ross Perot receives no compensation for his services.

        Each of the non-employee directors (other than Ross Perot) participates in the 2006 Non-Employee Director Equity Compensation Plan (the "2006 Director Plan"), which provides for a grant to each eligible non-employee director of 5,000 shares of Class A Common Stock on each June 1 that the director is serving as a member of our Board of Directors. Upon their initial selection as directors, non-employee directors will receive an initial grant under the 2006 Director Plan that is a prorated portion of the 5,000 share annual grant. Shares received pursuant to the 2006 Director Plan are immediately vested. Directors have the option to irrevocably defer the receipt of shares received under the 2006 Director Plan to the date that the director's service terminates. From June 3, 2003 to May 10, 2006, Perot Systems' 1996 Non-Employee Director Plan provided for a grant to each eligible director of (i) an option to purchase 8,000 shares of our Class A Common Stock vesting one year after the date of grant or (ii) the right to purchase 8,000 restricted shares of our Class A Common Stock vesting one year after the date of grant. The exercise price of options or the purchase price of restricted shares of Class A Common Stock were required to be at least equal to 100% of the fair market value of the Class A Common Stock on the date of the award. The 1996 Non-Employee Director Plan terminated, except with respect to outstanding awards, upon the approval of the 2006 Director Plan at the 2006 Annual Meeting of Stockholders.

Corporate Governance Principles

  Code of Conduct

        We have adopted Standards & Ethical Principles to assist our directors, executive officers and other employees to recognize and deal with ethical issues in business situations, to provide mechanisms to report unethical conduct, and to promote a culture of honesty and accountability.

        The Standards & Ethical Principles are publicly available at the Corporate Responsibility section of our website (www.perotsystems.com/responsibility). Stockholders may request a printed copy of these guidelines, without charge, from Perot Systems Corporation, Attn: Investor Relations, 2300 West Plano Parkway, Plano, Texas 75075, telephone 1-877-737-6973.

        We intend to disclose all substantive amendments to the Standards & Ethical Principles on our website. In addition, we intend to disclose waivers, if any, granted to any of our directors or to our Chief Executive Officer, Chief Financial Officer, Controller and any other executive officer on our website.

  Governance Guidelines

        We have corporate governance guidelines. These guidelines are publicly available at the Corporate Responsibility section of our website (www.perotsystems.com/responsibility). We intend to disclose all substantive amendments to these guidelines on this website. Stockholders may request a printed copy of these guidelines, without charge, from Perot Systems Corporation, Attn: Investor Relations, 2300 West Plano Parkway, Plano, Texas 75075, telephone 1-877-737-6973.

PROPOSAL NO. 2

AMENDMENT, RENEWAL AND EXTENSION OF OUR EMPLOYEE STOCK PURCHASE PLAN

Background

        In March 1999, we implemented our 1999 Employee Stock Purchase Plan, which was approved by our Board of Directors and stockholders in 1998. In May 2000, our stockholders approved the division of this plan into two plans, the Employee Stock Purchase Plan/U.S. (the "U.S. Plan") and the Employee Stock Purchase Plan/Non-U.S. (the "International Plan"). The purpose of the plans is to encourage and assist our employees and employees of our participating subsidiaries to purchase our Class A Common Stock through payroll deductions.

        On March 12, 2008, our Board adopted, subject to stockholder approval, amendments to the plans to (i) extend their terms by ten years, through July 16, 2018, and (ii) reduce the aggregate number of shares reserved for purchase under the plans by 10,000,000 shares to an aggregate of 10,000,000 shares of Class A Common Stock, including shares previously issued and shares to be issued in the future under the plans. Our Board also made administrative changes to the plans.

Proposal and Required Vote

        We are asking the stockholders to approve the amendment and restatement of the plans. Approval of the amended and restated plans requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting of stockholders at which a quorum of the voting power must be represented. If the stockholders do not approve the amendment and restatement of the plans, they will continue in effect until their currently scheduled July 16, 2008 expiration date. For the effects of abstentions and broker non-votes on this proposal see, "Voting and Solicitation—Broker Non-Votes and Abstentions" above.

Plan Summary

        We have summarized the principal features of the plans, as amended and restated. The plans are attached as Appendices A and B to this proxy statement. The principle features of the U.S. Plan and the International Plan are identical, except to the extent necessary for the U.S. Plan to comply with Sections 421 and 423 of the Internal Revenue Code. The following summary does not purport to be a complete description of all provisions of the amended and restated plans.

        Administration.    The plans are administered by the HR Committee which has full authority to adopt administrative rules and procedures and to interpret the provisions of these plans.

        Share Reserve.    As amended and restated, the plans authorize an aggregate of 10,000,000 shares of Class A Common Stock to be sold and issued to eligible employees. As of March 12, 2008, 4,849,038 shares and 242,054 shares of Class A Common Stock had been issued under the U.S. Plan and the International Plan, respectively, and we have 4,908,908 shares available for future issuance under the plans (as we propose to amend them). We may issue shares under the plans from authorized but unissued shares of Class A Common Stock or from shares of Class A Common Stock repurchased by the Company, including shares repurchased on the open market. The HR Committee will make appropriate adjustments in the aggregate number of shares subject to the plans in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by Perot Systems. Shares of Class A Common Stock subject to options under the plans that are not exercised for any reason will remain available for issuance.

        Participation.    Certain employees of the Company and most of its subsidiaries are eligible to participate in the plans based upon which plan his or her employer participates. An "Eligible Associate" is generally one of our regular employees who works at least 20 hours per week on a regular basis and is not engaged under an independent contractor or similar agreement, whether or not such person is determined to be an independent contractor. An otherwise Eligible Associate who owns five percent or more of our outstanding Class A Common Stock may not purchase shares under either plan.

        Contributions and Purchases.    Eligible Associates may make contributions to the applicable plan in an amount up to 10% of his or her eligible regular compensation, including wages, salary, bonuses and commissions, for a pay period. Participating Eligible Associates are granted the right to purchase shares of Class A Common Stock at a price equal to 85% of the fair market value of the Class A Common Stock on the exercise date for each offering period, provided that no participant may purchase more than $25,000 of Class A Common Stock (valued at the time the purchase right is granted) during any calendar year.

        Market Price.    On March 12, 2008, the closing price of Class A Common Stock, as reported on the New York Stock Exchange, was $13.84 per share.

        Offering Periods.    Each offering period currently starts on the first day of the second month of a calendar quarter and ends on the last day of the first month of the following calendar quarter. There will be a shortened offering period from May 1 to June 30, 2008 and starting on July 1, 2008, we will align the offering periods with calendar quarters. The exercise date is the last day of the applicable offering period. As soon as practical after each exercise date, we will issue a stock certificate to each participant or to the plan custodian for the benefit of the participants for the number of shares purchased on that exercise date.

        Withdrawal.    Unless a participating Eligible Associate has withdrawn from the applicable plan at least one business day before an exercise date, we will use all amounts withheld from the participant's paycheck during the applicable offering period to purchase the maximum number of whole shares of Class A Common Stock that may be bought pursuant to the terms of the applicable plan. If the funds withheld from the participant's paycheck during the applicable offering period exceed the funds necessary to purchase a number of whole shares of Class A Common Stock by less than the fair market value of a whole share, we will carry forward the excess amount to the next offering period.

        Additional Terms.    During an offering period, a participating Eligible Associate may not change the percentage of his or her payroll deductions contributed to the applicable plan, except by withdrawing from the applicable plan. To withdraw from a plan, a participant must complete and deliver a withdrawal agreement to our stock administrator. As soon as practical after receiving the withdrawal agreement, contributions to the applicable plan will cease and the participant will receive a refund of any amounts previously withheld that have not been used to purchase shares. No participant may purchase more than $25,000 of Class A Common Stock in any calendar year, measured using the fair market value of a share of Class A Common Stock on the date the applicable option is granted.

        Change-in-Control.    In the event of a sale of substantially all of our assets or a merger or similar transaction in which we are not the surviving corporation or after which our historic shareholders do not own more than 50% of the voting shares of the resulting corporation, then, the exercise date for the applicable offering period will be accelerated to the date of such transaction, and the payroll deductions of the participants made through the exercise date will be used to purchase Class A Common Stock immediately prior to the transaction and all further rights of the participants will terminate, unless otherwise provided by the Board.

        Share Proration.    Should the total number of shares of Class A Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the total number of shares then available for issuance under the plans, the plan administrator will make a prorata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Class A Common Stock prorated to such individual, will be refunded.

        Stockholder Rights.    No participant has any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf and issued by us. Other than in connection with changes to our capitalization as described above, no adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

        Assignability.    Purchase rights are not assignable or transferable by the participant, and the purchase rights are exercisable only by the participant.

        Termination of Employment; Leave of Absence.    If a participant's employment with the Company or a participating affiliate terminates on or before an exercise date, the participant will be deemed to have elected to withdraw from the applicable offering period effective as of the date the participant's employment terminated. As soon as practical after a participant's termination of employment, we will refund all amounts withheld pursuant to either plan that have not been used to purchase Class A Common Stock from the Company or otherwise refunded, and distribute any shares held on the participant's behalf to the participant or the participant's designee.

        If a participant begins an approved leave of absence during an offering period, the participant will remain in the applicable plan for that offering period and each subsequent offering period, provided that the leave of absence does not exceed the greater of 90 days or the period during which such participant's right to reemployment with us is guaranteed either by statute or contract. If a participant's approved leave of absence exceeds this period, the participant will stop participating in the plan immediately thereafter.

        Amendments to and Termination of the Plans.    The HR Committee may amend the plans without notice, at any time, subject to certain restrictions set forth in the plans. The plans will each automatically terminate on the earlier of (i) July 16, 2018, (ii) the date all shares authorized to be sold under the plans have been sold, or (iii) the date the HR Committee terminates the applicable plan.

        The HR Committee may at any time alter, suspend or terminate either or both of the plans. However, the HR Committee may not, without stockholder approval, (i) increase the number of shares issuable under either plan, (ii) alter the purchase price formula to reduce the purchase price, or (iii) modify the requirements for eligibility to participate in either plan.

        Plan Benefits.    We cannot determine future benefits that will be received by participants in the plans. The following table shows, as to the listed individuals and specified groups, the number of shares of

Class A Common Stock allocated to participants under the plans between January 1, 2007 and December 31, 2007:

2007 PLAN BENEFITS

1999 Employee Stock Purchase Plan

Name and Principal Position	Aggregate Shares Purchased in Year Ended 12/31/2007
Peter A. Altabef President and Chief Executive Officer	—
Ross Perot, Jr. Chairman	—
Russell Freeman Vice President and Chief Operating Officer	—
James Champy Vice President	—
John E. Harper Vice President and Chief Financial Officer	—
Executive Group(11)	1,383
Non-Executive Director Group(9)	—
Non-Executive Officer Employee Group	754,312

U.S. Federal Tax Consequences

        The U.S. Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a Section 423 plan, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. The participant will not recognize taxable income until there is a sale or other disposition of the shares acquired under the U.S. Plan or the death of the participant.

        If a participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the actual quarterly purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal in amount to such excess. The participant will also recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition. If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the actual quarterly purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the participant's entry date into that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

        If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

        Under the accounting principles currently applicable to these types of employee stock purchase plans, the fair value of each purchase right granted will be charged as a direct compensation cost to Perot Systems' reported earnings over the offering period to which that purchase right pertains. The fair value of each such purchase right will be determined as of its grant date.

        We must have a sufficient number of shares approved for issuance under the plans at the beginning of each offering period for all purchases made during the offering period. If additional shares need to be authorized during an offering period, we may delay the measurement date for the compensation cost of the purchase rights granted in that offering period which may result in a greater charge to our reported earnings for that offering period. The measurement date for the compensation cost associated with such purchase rights will be delayed until the date the share increase is approved.

THE BOARD RECOMMENDS THAT THE OWN STOCKHOLDERS VOTE "FOR" THE AMENDMENT, RENEWAL AND EXTENSION OF THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of our financial statements for 2008. PricewaterhouseCoopers LLP was our independent registered public accounting firm for the year ended December 31, 2007.

        We are asking our stockholders to ratify the selection of PricewaterhouseCoopers as our independent registered public accounting firm. Although ratification is not required, the Board is submitting the selection of PricewaterhouseCoopers to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

        PricewaterhouseCoopers' representatives are expected to attend our 2008 Annual Stockholders' Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

  Fees Paid to PricewaterhouseCoopers LLP

        The following table shows the aggregate fees PricewaterhouseCoopers has billed or is expected to bill us for services rendered in 2007 and 2006.

Year	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total
2007(5)	$2,713,000	$6,000	$21,428	$4,838	$2,745,266
2006	$2,837,000	$2,000	$55,245	$3,846	$2,898,091

(1)
Fees for our annual audit and review of interim financial statements, various statutory audits, and consultations on the accounting for existing transactions.

(2)
Fees for services including audits of an employee benefit plan and special purpose audits in foreign countries.

(3)
Fees for compliance and tax advisory services.

(4)
Subscription fee to an online accounting research tool and a salary survey for operations in a certain foreign country.

(5)
Amounts include estimates that have not been billed.

        In 2007, all audit related services, tax services and other services were pre-approved by the Audit Committee or its Chairman. The Audit Committee concluded that the provision of such services by PricewaterhouseCoopers was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. See "Report of the Audit Committee." Our policy restricting the engagement of our independent registered public accounting firm requires that all audit, review and attestation services be approved by the Audit Committee prior to us engaging the audit firm.

        In addition, our policy regarding the engagement of our independent registered public accounting firm provides that the Audit Committee or its Chairman may pre-approve the engagement of the accounting firm for services in designated areas for fees that do not exceed the pre-approved limit. For 2008, the Audit Committee has approved the following types of services:

  •
  Audit Related Services—pension and benefit plan audits, separate audit reports on subsidiaries, other statutory reports not included in audit services, and advice on generally accepted accounting principles applicable to prospective transactions and business combinations.

  •
  Tax Services—tax accounting advice on international, federal, and state tax matters, assistance with tax examinations, tax advice on prospective transactions and business combinations, and compliance reviews.

  •
  Other Services—annual subscription fee for accounting research tool and salary surveys for operations in foreign countries.

        Our policy requires quarterly reports to the Audit Committee on billings for pre-approved services. All amounts in excess of pre-approved amounts for these services must be specifically approved by the Chairman of the Audit Committee and reported to the full Audit Committee no later than its next regular meeting.

        The Audit Committee or its Chairman may also approve specific engagements for non-audit services. Following such approval, we may engage the auditor to perform those services. Any approval by the Chairman must be reported to the full Audit Committee no later than its next regular meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT

        The following table shows the number of shares of Class A Common Stock beneficially owned as of March 12, 2008 by:

  •
  each person who we know beneficially owns more than 5% of our Class A Common Stock;

  •
  each director;

  •
  the Chief Executive Officer, the Chief Financial Officer, and the other executive officers required to be named in the Summary Compensation Table; and

  •
  all executive officers and directors as a group.

	Class A Common Stock
	Number of Shares Beneficially Owned(1)	Percent of Ownership(1)
Executive Officers and Directors
Peter A. Altabef(2)	552,107	*
Ross Perot, Jr.(3)	31,040,000	25.8%
Russell Freeman(4)	473,512	*
James Champy(5)	1,077,286	*
John E. Harper(6)	45,889	*
Steven Blasnik(7)	118,199	*
John S.T. Gallagher(8)	50,000	*
Carl Hahn(9)	149,852	*
DeSoto Jordan(10)	95,003	*
Thomas Meurer(11)	2,255,652	1.9%
C. H. Moore, Jr.(12)	34,000	*
Ross Perot(13)	29,713,100	25.0%
Anthony J. Principi(14)	18,000	*
Anuroop (Tony) Singh(15)	35,210	*
All Executive Officers and Directors as a Group (16 Persons)(16)	35,236,774	29.0%
Additional 5% Beneficial Owners
HWGA, Ltd.(17)	29,655,000	24.9%
Royce & Associates, LLC(18)	13,079,372	11.0%
FMR LLC(19)	9,356,359	7.9%

  *
  Less than 1%

  (1)
  Percentages are based on the total number of shares of Class A Common Stock outstanding at March 12, 2008, plus the total number of outstanding options and warrants held by each person that are exercisable within 60 days of such date. We do not consider shares of Class A Common Stock issuable upon exercise of outstanding options and warrants to be outstanding for purposes of computing the ownership percentage of any other person. Except as indicated in the footnotes to this table, other than shared property rights created under joint tenancy or marital property laws between our directors and executive officers and their respective spouses, each stockholder named in the table has sole voting and investment power with respect to the shares of Class A Common Stock set forth opposite such stockholder's name. The shares of Class A Common Stock listed include shares held by our Retirement Savings Plan and Trust for the benefit of the named individuals. Participants in the plan have investment and voting power over shares held for their benefit.

  (2)
  Includes 361,000 shares of Class A Common Stock that Mr. Altabef has the right to acquire upon the exercise of vested options.

  (3)
  Includes 29,655,000 shares of Class A Common Stock owned by HWGA, Ltd.; 10,000 shares owned by The Perot Foundation; 5,000 shares owned by Ross Perot, Jr.'s spouse; and 1,370,000 shares that Ross Perot, Jr. has the right to acquire upon the exercise of vested options. Ross Perot, Jr. disclaims beneficial ownership of the shares his spouse holds. Ross Perot, Jr. is a general partner of HWGA. Ross Perot, our Chairman Emeritus, is the managing general partner of HWGA. If Ross Perot ceases to be managing general partner, Ross Perot, Jr. will have authority to manage HWGA. Accordingly, the table also shows Ross Perot beneficially owning the shares that HWGA owns. Ross Perot, Jr. is a director of The Perot Foundation. The address for Ross Perot, Jr. is 2300 West Plano Parkway, Plano, Texas 75075, and the address of HWGA and The Perot Foundation is P.O. Box 269014, Plano, Texas 75026-9014.

  (4)
  Includes 424,000 shares of Class A Common Stock that Mr. Freeman has the right to acquire upon the exercise of vested options.

  (5)
  Includes 200,000 shares of Class A Common Stock the Champy Family Irrevocable Trust, of which Mr. Champy is a trustee, holds. As trustee, Mr. Champy shares voting and investment power with respect to the shares of Class A Common Stock the Champy Family Irrevocable Trust holds, and therefore, the table shows him as the beneficial owner of such shares of Class A Common Stock. Includes 102,000 shares of Class A Common Stock that Mr. Champy has the right to acquire upon the exercise of vested options.

  (6)
  Includes 35,800 shares of Class A Common Stock that Mr. Harper has the right to acquire upon the exercise of vested options.

  (7)
  Includes 40,000 shares of Class A Common Stock that Mr. Blasnik has the right to acquire upon the exercise of vested options and 6,000 shares of Class A Common Stock that Mr. Blasnik's spouse holds. Mr. Blasnik disclaims beneficial ownership of the shares that his spouse holds.

  (8)
  Includes 40,000 shares of Class A Common Stock that Mr. Gallagher has the right to acquire upon the exercise of vested options.

  (9)
  Includes 40,000 shares of Class A Common Stock that Mr. Hahn has the right to acquire upon the exercise of vested options.

  (10)
  Includes 24,000 shares of Class A Common Stock that Mr. Jordan has the right to acquire upon the exercise of vested options.

  (11)
  Includes 2,050,000 shares owned by the Perot Family Trust and 136,800 shares owned by Perot Investment Trusts I—V (together with the Perot Family Trust, the "Trusts") of which Mr. Meurer is trustee. As trustee, Mr. Meurer holds or shares voting and investment power with respect to the shares of Class A Common Stock held by the Trusts and, therefore, the table shows him as the beneficial owner of such shares of Class A Common Stock. Also includes 40,000 shares of Class A Common Stock that Mr. Meurer has the right to acquire upon the exercise of vested options.

  (12)
  Includes 24,000 shares of Class A Common Stock that Mr. Moore has the right to acquire upon the exercise of vested options.

  (13)
  Includes 29,655,000 shares of Class A Common Stock owned by HWGA, Ltd.; 10,000 shares owned by The Perot Foundation; 4,000 shares owned by Petrus Financial Services Limited, a Texas limited partnership; and 100 shares owned by Ross Perot's spouse with respect to which Mr. Perot disclaims beneficial ownership. Ross Perot, our Chairman Emeritus, is the managing general partner of HWGA. Ross Perot has voting and investment power over shares owned by HWGA. Ross Perot, Jr., our Chairman of the Board, is a general partner of HWGA and has authority to manage HWGA if Ross Perot ceases to be managing general partner of HWGA. Accordingly, the table also shows Ross Perot, Jr. beneficially owning the shares that HWGA owns. Ross Perot is a director and officer of The Perot Foundation. Petrus Financial Services Limited is an affiliate of Ross Perot. The address for Ross Perot, HWGA, The Perot Foundation and Petrus Financial Services Limited is P.O. Box 269014, Plano, Texas 75026-9014.

  (14)
  Includes 8,000 shares of Class A Common Stock that Mr. Principi has the right to acquire upon the exercise of vested options.

  (15)
  Includes 16,000 shares of Class A Common Stock that Mr. Singh has the right to acquire upon the exercise of vested options.

  (16)
  In addition to the 14 listed officers and directors, Darcy Anderson, Jeff Renzi and Thomas D. Williams are executive officers and, therefore, are included in the group of 16 persons. Includes 2,673,700 shares of Class A Common Stock that the Executive Officers and Directors have the right to acquire upon the exercise of vested options.

  (17)
  Shares are also shown as beneficially owned by Ross Perot and Ross Perot, Jr.

  (18)
  This data is based on information contained in Amendment No. 6 to Schedule 13G filed by Royce & Associates, LLC with the Securities and Exchange Commission on January 31, 2008. The address for Royce & Associates, LLC is 1414 Avenue of the Americas, New York, NY 10019.

  (19)
  This data is based on information contained in Schedule 13G filed by FMR LLC with the Securities and Exchange Commission on February 14, 2008. The address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

EXECUTIVE COMPENSATION

        This compensation discussion and analysis ("CD&A") is intended to provide information about our compensation objectives and policies for our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers ("named executives") that will place in perspective the information contained in the tables that follow this discussion. Our CD&A is organized as follows:

  •
  Objectives of Our Compensation Program.  In this section, we describe our compensation philosophy, related operating principles, and activities we have undertaken in benchmarking compensation against market practices.

  •
  Share Ownership and Retention Guidelines.  We provide a description of the share ownership and retention guidelines applicable to our named executives as well as our policy on hedging the economic risk of ownership of our Common Stock.

  •
  Role of Executive Officers in Compensation Decisions.  We describe the role of our executive officers in making compensation decisions.

  •
  Elements of Compensation.  We describe the types of compensation payable to our named executives.

  •
  Analysis of 2007 Compensation.  Following the general explanation of our various pay elements in this section, we provide more detail on the basis of compensation for our named executives in 2007.

  •
  Regulatory Considerations.  In this section we discuss the impact of various regulatory requirements on decisions regarding executive compensation.

        We provide information about our HR Committee and the processes it uses in determining the compensation of our named executives in the section of the Proxy Statement dealing with corporate governance matters.

  Objectives of our Compensation Programs

        We are a global information technology services company. We have a growth strategy and our goal as a company is to effectively execute this business strategy to create value for our investors. We base our compensation programs on our business needs and challenges and intend for those programs to support the achievement of our strategy and shareholder value creation through the following:

  •
  A linkage between compensation and performance, including business results as well as individual performance;

  •
  The use of equity compensation to align our executive officers' financial interests with those of shareholders;

  •
  Compensation levels consistent with market practices that enable us to recruit and retain associates capable of executing our business strategies;

  •
  Limited use of perquisites and other forms of non-cash benefits in order to avoid an entitlement mentality, reduce costs, and reinforce a pay-for-performance philosophy; and

  •
  Flexibility to adjust to changing business needs in a fast-paced business environment.

  Market Benchmarking

        We consider market pay levels as one of the important factors in assessing the supply of and demand for senior leadership. Our objective is to position ourselves around the middle of market practice. To provide a frame of reference in evaluating the reasonableness and competitiveness of compensation, information on market pay levels is obtained from various sources, including nationally recognized compensation surveys, information taken from Securities and Exchange Commission filings of selected, publicly-traded benchmark companies, and first-hand experience obtained from the marketplace in hiring associates.

        More specifically, our philosophy has been to target base salaries, annual bonuses, and long-term stock incentives for our executive officers at the median of the benchmark companies. We have traditionally not provided our executives with retirement plans (other than our tax-qualified 401(k) program), significant perquisites or contractual severance benefits (other than in connection with a change-in-control), and we believe that our benefits relating to those elements are generally significantly lower than those provided by the benchmark companies.

        With respect to the Chairman's compensation, the Chairman elected, at the time he stepped down as our Chief Executive Officer in 2004, not to receive annual incentive bonuses in his capacity as Chairman. In addition, the Chairman has not received an equity award since 2001 because his awards in 2000 and 2001 were designed to provide, and the Incentive Compensation Sub-Committee believes are providing, adequate long-term equity compensation and incentive for him through the period over which the awards vest.

        Excluding the Chairman's compensation, which is discussed above, the compensation of the named executive officers was, on average, near the median of the benchmark companies with respect to 2007 base salaries. For 2007, management determined and the Incentive Compensation Sub-Committee agreed that our financial performance did not support the payment of incentive bonuses for our executive officers. Therefore, annual incentive compensation was significantly lower than the median of benchmark companies. The value of our long term incentive compensation for 2007 for our named executive officers was below the median of the benchmark companies. In making equity awards to our named executive officers, our Incentive Compensation Sub-Committee is limited by the total number of shares that the Board makes available for all equity awards to our associates and the desired level of awards to associates other than the named executive officers. Our total share usage under long-term stock incentives, including the number of shares granted annually as a percentage of total shares outstanding and the expense of all stock awards granted annually as percentage of market capitalization, is targeted to be at or slightly below the benchmark median.

        F.W. Cook, our HR Committee's consultant, annually gathers information on pay levels and practices for a group of comparable, publicly-traded information technology services companies that are based in the United States. Our management and the HR Committee's consultant periodically review and evaluate the benchmark companies in light of our development and growth, as well as merger and acquisition activity in the industry. For 2006, this group included all U.S.-based companies in the Hemscott Group Information Technology Services Index, except those that were substantially smaller than us, as well as other comparable companies with which we compete. The benchmark companies in 2007 included Accenture, Affiliated Computer Services, Alliance Data Systems, Anteon International, BearingPoint, CACI International, Cerner, CIBER, Cognizant Technology Solutions, Computer Sciences, Electronic Data Systems, First Consulting Group, Fiserv, Keane, NCR, and Unisys. For each comparable company, the HR Committee's consultant collects information regarding total compensation levels for named executives (including base salary, annual bonus, long-term incentives, and other compensation), dilution from stock incentives, share usage under stock incentive plans (including the number of shares granted annually as a percentage of total shares outstanding and the expense of all stock awards granted annually as a percentage of market capitalization), retirement practices, and other related items. The HR Committee's consultant summarizes and reviews this information with the HR Committee, as well as information from a leading published compensation survey.

  Share Ownership and Retention Guidelines

        We believe that our named executives should have a significant equity interest in the Company. In order to promote equity ownership and further align the interests of our named executives with our shareholders, we have restricted the ability of our named executives to sell a portion of the shares of our Class A Common Stock received upon the vesting of their restricted stock units until the applicable stock ownership guideline is met. Our stock ownership guidelines vary based upon position and are expressed as a number of shares, ranging from 150,000 shares for our Chief Executive Officer to 50,000 shares for other named executives. Until the applicable guideline is met, each named executive is required to retain 30% of any shares received upon the vesting of his or her restricted stock units. Only shares actually owned by the named executive are counted for purposes of determining whether the applicable ownership guideline is met. The program is subject to periodic review by the HR Committee. All named executives are in compliance with the terms of this program.

        We prohibit the purchase or sale of uncovered options, puts, calls, or other derivative securities in our Class A Common Stock by our employees. However, we do not have a policy prohibiting named executives from hedging risk in our securities by purchasing or selling options, puts, calls, or other derivative securities.

  Role of Executive Officers in Compensation Decisions

        Our associates, including executive officers, prepare and assemble materials for the HR Committee. Our Chief Executive Officer also annually reviews and rates the performance of each of the named executives (other than the Chairman and the Chief Executive Officer, each of whose performance is assessed by the HR Committee). Following a review with the members of our Executive Committee, which includes our Chairman, the Chief Executive Officer recommends to the HR Committee and its Incentive Compensation Sub-Committee salary adjustment, annual bonus and long-term award amounts for each such named executive based on market information, that named executive's performance review, and on the Chief Executive Officer's view of the named executive's role in the Company, scope of responsibilities, experience and skills. In 2007, the final determination of salary adjustments, annual bonuses, and equity awards was made by the HR Committee with respect to salary and by the Incentive Compensation Sub-Committee with respect to annual incentive awards and equity awards for each of the named executives.

        Prior to the recommendation to the HR Committee by our management of the structure of the annual incentive program, and the measures, targets and ranges that are the principal factors used by the HR Committee to determine annual incentive payments under the program, for our executive officers (including the Chief Executive Officer), our Chief Executive Officer reviews and approves those recommendations. The program is applicable to all executive officers, including our Chief Executive Officer. Our Chief Executive Officer attends HR Committee meetings, including the portions relating to the measures, targets and ranges discussed above. However, our Chief Executive Officer does not attend those portions of HR Committee meetings involving the discussion of, and action on, the Chief Executive Officer's compensation. Our Chief Executive Officer has occasional meetings with the HR Committee's compensation consultant, principally to discuss plan design issues and the compensation of our executives.

  Elements of Compensation

        This section describes each element of executive compensation, the objective of each element and how it fits into our overall program, and the basis for allocations among those elements. We discuss details on the application of our compensation policies and programs to named executives' compensation for 2007 below under "Analysis of 2007 Compensation."

  Long-Term Stock Incentives

        Stock incentive awards are a critical element of the total compensation program for our named executives. We have designed this element of compensation to reward recipients for increases in our stock price over time. We believe that stock incentive awards are a key element in driving the creation of value for investors. In addition, these awards assist us in attracting and retaining senior leadership capable of effectively executing our business strategies. Stock awards vary depending on the named executive's role in the Company, scope of responsibilities, and experience and skills.

        We award stock incentive compensation because we believe that it supports our key compensation objectives in the following ways:

  •
  Linking compensation and the performance of the Company;

  •
  Aligning the named executives' interests with those of shareholders;

  •
  Assisting in the retention of named executives by providing compensation that is subject to the satisfaction of multi-year service requirements; and

  •
  Attracting named executives interested in building long-term value for our shareholders, as stock compensation is a key element of competitive pay packages for named executives.

        Our long-term incentive program currently consists of a blend of two types of awards:

  •
  Stock Options—We set the exercise price of stock options at the closing market price of our stock on the date of grant, with options generally vesting in annual installments over five years beginning one year after grant. We believe that this design gives executives an incentive to increase share price and requires continued service over several years in order to realize potential gains; and

  •
  Restricted Stock Units—As with stock options, restricted stock units generally vest in annual installments over five years beginning one year after grant. In addition to continued service, the vesting of restricted stock units for any year is contingent upon the receipt of a satisfactory performance review for the prior year. We intend for restricted stock units to encourage the retention of named executives, while providing a continuing incentive to increase shareholder value and achieve individual performance objectives.

        In December 2007, the Board of Directors approved a policy pursuant to which annual equity awards are made on March 15 of each year (or, if that date is not a trading day, the immediately preceding trading day). The annual stock option grants have an exercise price equal to the closing price of our Class A Common Stock on the date of grant. Management recommended, and the Board approved, this grant date to coincide with the timing of individual performance reviews for the prior year. As a result of the proximity of the annual grant date to the date our Form 10-K is typically filed, we believe that we are unlikely to have material non-public information at the time the grant is made. Grants outside of the annual award process, such as grants to a newly hired or promoted associate, occur on the last Thursday of the month in which the grant was approved unless the grant is approved following such Thursday, in which case the grant will be made on the last Thursday of the month following approval. Equity awards outside of the annual award process also have an exercise price equal to the closing trading price of our Class A Common Stock on the date of grant.

        While stock is a major component of executive compensation, we use other elements to provide an integrated and competitive total pay package.

  Base Salary

        Base salaries are a significant portion of a named executive's compensation and are based on a named executive's role in the Company, scope of responsibilities, and experience and skills. We also consider market practices in setting salaries. We intend base salaries to assist us in attracting executives and recognizing differing levels of responsibility and contribution among named executives. Salary represents a smaller percentage of total compensation for more senior executives than for less senior executives, with a greater percentage of more senior executives' compensation being tied to performance and share price. The timing of changes in base salaries is based on the timing of our individual performance reviews.

  Annual Incentive Bonuses

        In addition to stock compensation and salary, annual bonuses paid in cash are the other significant piece of total compensation for our named executives. We pay annual bonuses to reward the achievement of goals and because they are a key tool in attracting and retaining executives due to their market prevalence. In addition, annual bonuses add a variable component to our overall cost structure.

        The Incentive Compensation Sub-Committee of the HR Committee annually reviews the plan design, performance measures and goals, and target bonuses for our named executives. The Incentive Compensation Sub-Committee provides for annual incentives (or bonuses) for named executives based on whether we achieve financial performance and other targets, except with respect to our Chairman who does not participate in our short-term incentive program. The timing of our annual bonuses is based on the timing of our individual performance reviews and the determination of whether we have achieved our financial and business goals for the year. The HR Committee exercises discretion in determining whether the goals have been achieved and the final amount of annual bonuses for the named executives. We do not have a policy on the adjustment or recovery of awards or payments if the relevant measures on which the awards or payments are based are restated in the future.

        We designed our 2007 annual bonus program to reward the achievement of our financial goals and other business goals, including corporate and business unit goals, as well as individual performance. For 2008, we designed the program to reward the achievement of our corporate financial goals and individual performance.

  Retirement Benefits

        We do not have a traditional pension program. Our retirement program for U.S. associates consists of a 401(k) program, which named executives participate in under the same terms and provisions as other eligible associates. We match the individual associate's contribution to the program, up to 4% of the associate's cash compensation. Associate contributions to the 401(k) program for our named executives, as well as other more highly compensated associates are limited by federal law. We have not made up for the impact of these statutory limitations on named executives through any type of nonqualified deferred compensation or other program.

  Other Benefits and Perquisites

        In general, we have historically avoided the use of perquisites and other types of non-cash benefits for named executives in an effort to avoid an entitlement mentality and to reinforce a pay-for-performance orientation.

  Change-in-Control Severance Benefits

        We have entered into change-in-control severance agreements with each of our named executives. In the event that we have a change in control and a named executive's employment is terminated without cause or the named executive terminates his employment for good reason, the named executive would be entitled to receive the payments and benefits described under "Employment Contracts and Change-in-Control Agreements—Change-in-Control and Severance Agreements" below. We selected a double trigger for change-in-control benefits to provide named executives with protection from the financial consequences of sudden termination without cause following a change in control and to enable us to retain the services of the named executive during the period in which there is a change-in-control transaction under consideration. In addition, we believe that this protection is important to our ability to recruit and retain named executives. However, we did not consider it necessary to provide for change-in-control benefits that would be realized by a named executive absent an actual or constructive termination of his employment.

        At the time our change-in-control severance benefits were initiated, the HR Committee determined the level of benefits payable under, and the trigger mechanisms utilized in, our change-in-control program by considering the benefits payable to comparable executives of the same benchmark companies examined by the HR Committee with respect to other elements of executive compensation. The HR Committee then applied its judgment to determine whether the level of benefits payable under, and trigger mechanisms utilized in, the change-in-control programs of the benchmark companies were necessary to meet our objectives of providing adequate economic security to our executive officers to preserve management through potential changes in control and retaining and recruiting executives.

        We believe that the benefits payable under, and the trigger mechanisms utilized in, our change-in-control program are comparable to the benchmark companies with three exceptions. First, the HR Committee determined that, although the majority of benchmark companies provide for a severance amount equal to 2.99 times annual salary and bonus for one or more executive officers, a severance amount two times annual salary and a bonus allowance provides adequate economic security to our executive officers to meet our objectives of preserving management through potential changes in control and retaining and recruiting executives. Second, the HR Committee determined that it would use a bonus allowance rather than actual bonuses, which are used by most benchmark companies, to eliminate potential fluctuation in the potential change-in-control benefit from year to year. Third, the HR Committee determined that, although a majority of benchmark companies provide for automatic acceleration of equity awards upon a change-in-control, a trigger mechanism that also requires termination of employment by us without cause, or by the executive officer with good reason, would provide adequate economic security to our executive officers to meet the goal of preserving management through potential changes in control and would be satisfactory to meet the goal of retaining and recruiting executives.

        The HR Committee generally views the potential benefits under the change-in-control program as a separate compensation element because benefits under the program are not expected to be paid in a particular year and serve a different purpose for the executive than other elements of compensation. Therefore, the benefits under the change-in-control program do not significantly affect decisions regarding other elements of compensation.

  Other Severance Benefits

        In the event of a termination without cause or by Mr. Champy for good reason (in each case, not in connection with a change-in-control), Mr. Champy would be entitled to receive six months' of his base salary as severance under his employment agreement which was entered into in 1996.

        Our other named executives do not have contractual severance rights absent a change in control of the Company, and the amount of any severance would be determined at the time of the named executive's departure.

  Elements of Compensation and Compensation Objectives

        The HR Committee and the Incentive Compensation Sub-Committee target each of base salary, annual incentive bonus, and equity award components of a named executive officer's compensation near the median for that component of compensation for executives of the benchmark companies. While the HR Committee and the Incentive Compensation Sub-Committee also consider the total compensation of each named executive officer and, therefore, the relationship between these components of compensation, they generally view these components independently and decisions regarding one element are not typically influenced by decisions regarding other elements. However, the HR Committee and the Incentive

Compensation Sub-Committee may use their discretion, as they deem appropriate, to adjust the components of a named executive officer's compensation to assure that the named executive's overall compensation is appropriate in their view. Specifically, the Incentive Compensation Sub-Committee has adjusted Mr. Champy's bonus potential downward in light of his base salary, which is determined by contract and historically has been higher than the median of the benchmark companies.

  Mix of Total Compensation

        In regard to the allocation of the various pay elements within the total compensation program, the HR Committee and the Incentive Compensation Sub-Committee review and consider the information described above under "Market Benchmarking," but do not apply a formula or specific weighting to determine the mix or relationship of compensation elements. In our compensation of named executives, we emphasize incentive compensation, including both equity compensation and an annual bonus program. We seek to balance the long-term incentives of our equity program with rewards for performance during the past year under the annual bonus program. Our cash compensation programs emphasize pay that varies based on company and individual performance. Therefore, depending on performance, annual bonuses may exceed base salaries for our named executives. The named executives receive almost no compensation beyond salary, bonus opportunities, and equity incentives because we do not maintain a traditional pension plan or nonqualified, deferred compensation program.

  Analysis of 2007 Compensation

        This section discusses and analyzes the compensation actions that were taken in 2007 for our named executives, as summarized in the following compensation tables.

  Base Salary

        The HR Committee reviews and makes final determinations regarding the base salaries of our named executives each year and, as appropriate, at the time of a promotion or other change in responsibility. The HR Committee usually approves salary adjustments in February or March with adjustments effective March 1.

        Each named executives' base salary level reflects his level of experience and individual contribution as evaluated during the annual performance review process. The HR Committee reviewed and considered information on median market pay levels, including the information described above under "Market Benchmarking," and expected market increases for the coming year during the salary review process in making salary adjustments. However, the HR Committee did not apply a formula or specific weighting to determine the amount of base salary adjustments for the named executives in 2007.

        With the exceptions of Mr. Freeman and Mr. Harper, salary adjustments for our named executives in 2007 included annual merit increases and, where appropriate, competitive market pay adjustments to align pay with external benchmarks. In addition, Mr. Freeman received a 20.5% increase in his base salary primarily to reflect his promotion from the position of Chief Financial Officer to the position of Chief Operating Officer, and Mr. Harper received a 40.4% increase in his base salary primarily to reflect his promotion from the position of Vice President with responsibility for Corporate and Business Development to the position of Chief Financial Officer. In connection with the promotions of Messrs. Freeman and Harper, F.W. Cook, the HR Committee's independent consultant, prepared benchmarking information based on the salaries of officers in comparable positions at the benchmark companies referred to in the section "Market Benchmarking" above and information from a leading published compensation survey. The HR Committee set new base salaries for Messrs. Freeman and Harper that are below the median base salaries indicated by the benchmark data. Salaries for 2007 for our named executives and the percentage increase from 2006 are summarized in the table below. Our Chief Executive Officer's salary was increased by 8.3% based on the HR Committee's evaluation of his performance and a review of his salary level against market benchmarks. Approved salary increases for the other named executives averaged 16.3% of salary for 2007, with the average increase due primarily to changes in the salaries of two named executive officers that reflect the new roles for those officers.

Name	2007 Salary	% Increase
Peter Altabef	$650,000	8.3%
Ross Perot, Jr.	$558,935	2.8%
Russell Freeman	$500,000	20.5	%(1)
James Champy	$585,492	1.0%
John Harper	$355,000	40.4	%(1)

(1)
Includes salary increase in August 2007 due to change in position.

  2007 Short-Term Incentive Program

        For 2007, the Incentive Compensation Sub-Committee approved a short-term incentive program designed to compensate our named executives based on corporate performance, operating unit performance, the performance of the shared services team (if applicable), the named executive's individual performance, and market factors. The Incentive Compensation Sub-Committee established a target bonus for each of the participating named executives during the first quarter of 2007 equal to a percentage of the named executive's base salary. In determining the appropriate percentage for each named executive, the Incentive Compensation Sub-Committee considered relevant factors, including position level, scope of responsibility and the ability of such individual to drive our results, market practices, levels at which related performance goals have been established, and salary and relative total compensation levels. In connection with the promotions of Messrs. Freeman and Harper, their target bonuses were adjusted to be at or near the median of actual 2006 bonuses for officers in comparable positions indicated by the benchmark data. For 2007, individual target bonuses for participating named executives ranged from 100% (for our Chief Executive Officer) to 40% of base salary.

        In February 2007, the Incentive Compensation Sub-Committee determined the performance factors that we intended to use in adjusting the target bonus for each participating named executive, which included corporate performance, operating unit performance, and performance of the shared services team, as applicable. However, during the year, our Chief Executive Officer determined that the Company's adjusted performance would not support the payment of annual incentive compensation for our named executive officers and recommended to the Incentive Compensation Sub-Committee that no annual incentive compensation be paid. Therefore, without consideration of performance compared to the 2007 targets (except noting that overall corporate performance did not support the payment of bonuses), the Incentive Compensation Sub-Committee determined that it would pay no bonuses to our named executive officers for 2007 performance.

  Long-Term Stock Incentives

        For 2007, we continued our practice of awarding a blend of stock options and restricted stock units to our named executives, with the exception of our Chairman who has received no equity grants since 2001 because his awards in 2000 and 2001 were designed to provide, and the Incentive Compensation Sub-Committee believes are providing adequate long-term equity compensation and incentive for him. The value shown in the stock option column in the Summary Compensation Table below for our Chairman is related to the stock option awards he received as our CEO in 2000 and 2001. With respect to other named executives, awards are generally intended to be evaluated independently from past and future awards. Therefore, with the exception of the awards to our Chairman referenced above, the Incentive Compensation Sub-Committee reviewed, but did not significantly weigh, past awards in determining stock awards for named executives in 2007.

        In determining stock incentives, our Board of Directors annually approves a pool of shares that may be awarded based on a review of our historical practices against those of the benchmark IT services companies, supplemented with other market information from time to time. We allocate the total available pool as approved among business units and associate levels based on market practices and internal considerations. Our Incentive Compensation Sub-Committee bases individual awards to the named executives on various factors including position level, scope of responsibility, individual performance and contribution, salary level, and market practices. In addition, the Incentive Compensation Sub-Committee also considers related accounting expense and total compensation for each named executive before approving awards.

        The Incentive Compensation Sub-Committee considers the cost of the current year's equity awards as a key factor in determining equity and overall compensation for the year. The Incentive Compensation Sub-Committee reviews the total potential compensation of executives, by individual and in aggregate, along with prior equity awards. We believe that restricted stock units are a more cost effective method of providing compensation compared to options. However, we believe that options provide a greater incentive per unit compared to restricted stock units. The Incentive Compensation Sub-Committee determines the appropriate balance between option awards and restricted stock unit awards. The Incentive Compensation Sub-Committee does not consider amounts expensed in prior years as a significant factor in determining the compensation of executive officers for the current year.

        Using this process, the Incentive Compensation Sub-Committee approved the awards for our named executives for 2007 which are shown in the "Grants of Plan-Based Awards" table below. Grants of options and restricted stock units vest in equal annual installments beginning on the first anniversary of the date of grant. The vesting of restricted stock units is contingent upon the named executive receiving at least a satisfactory performance rating in the prior year. The total value of the awards granted in 2007 is shown in the Grant Date Fair Value of Stock and Option Awards column, as determined in accordance with the Statement of Financial Accounting Standards No. 123R ("FAS 123R"). The number of options compared to the number of restricted stock units awarded to each named executive is based on balancing the level of performance incentive for options versus restricted stock units, their comparative compensation expense resulting under FAS 123R, their comparative value to the named executives, and the effect of options compared to restricted stock units on dilution.

  2008 Short-Term Incentive Program

        On February 25, 2008, the Incentive Compensation Sub-Committee of our Human Resources and Compensation Committee established a new short-term incentive program for our named executive officers (other than our Chairman) with respect to 2008 performance. Consistent with past years, our Chairman does not participate in the program. Under the 2008 program, the Incentive Compensation Sub-Committee established a target cash bonus for each participating named executive. Each target bonus will be adjusted based on corporate financial performance measured against our corporate targets and further adjusted for the named executive's individual performance, as rated by our Chief Executive Officer (other than with respect to the performance of the Chief Executive Officer). Finally, the Incentive Compensation Sub-Committee will apply its discretion to determine the actual amount, if any, of cash bonus that we pay to each participating named executive.

        The Incentive Compensation Sub-Committee established target bonuses for each of the participating named executives during the first quarter of 2008 considering relevant factors, including position level, scope of responsibility, the ability of such individual to drive our results, market practices (including benchmarking information), base salary, and relative total compensation levels. For 2008, individual target bonuses for participating named executives range from 100% (for our Chief Executive Officer) to 40% of base salary.

        In 2008, the Incentive Compensation Sub-Committee will determine the corporate financial performance factor by comparing adjusted, diluted earnings per share to our earnings per share target to establish the initial corporate performance factor. The Incentive Compensation Sub-Committee will increase the initial corporate performance factor by five percentage points for each secondary factor that exceeded the range specified by the Incentive Compensation Sub-Committee and decrease the corporate performance factor by five percentage points for each secondary factor that was less than the range determined by the Incentive Compensation Sub-Committee. The Incentive Compensation Sub-Committee will make no adjustment for performance within the range for a secondary factor. The Incentive Compensation Sub-Committee will use revenue, free cash flow (which can be calculated by subtracting capital expenditures from operating cash flow), total contract value of new contracts signed during the year, and the contract value for the first 12 months of new contracts signed during the year as its secondary metrics. Under the 2008 program, the Incentive Compensation Sub-Committee has capped each named executive's target bonus adjusted for the corporate performance factor at 300% of the executive's target bonus.

        The Incentive Compensation Sub-Committee will be provided with the results of our Chief Executive Officer's annual individual performance review of each participating named executive (other than the Chief Executive Officer). During the first quarter of the year, the Chief Executive Officer and each participating named executive will establish, as applicable, financial, strategic, operational, and other performance goals relating to the executive's role. The Chief Executive Officer's evaluation of each participating named executive's individual performance will be based on his performance with respect to these goals. The Chief Executive Officer will exercise significant discretion regarding the attainment of a participating named executive's goals.

        Our Chief Executive Officer's performance will be judged on the Company's overall performance against its corporate targets and his success in the continued development and execution of our business strategy, the quality of our services, the development of our workforce, succession planning, and his leadership in maintaining and promoting our business and culture. With respect to the performance rating of our Chief Executive Officer, our Chairman will solicit our directors' views of our Chief Executive Officer's performance, synthesize those views into a performance rating, and communicate the results to the Chairman of the Incentive Compensation Sub-Committee.

        In our annual performance reviews, the possible performance ratings are as follows:

  •
  Distinguished—The associate's contribution toward meeting operational, financial, and other objectives was significantly above expectations.

  •
  Exceptional—The associate's contribution toward meeting operational, financial, and other objectives exceeded expectations.

  •
  Successful—The associate's contribution toward meeting operational, and financial objectives fully met expectations.

  •
  Partially Successful—The associate's contribution toward meeting the team's operational, and financial objectives only partially met expectations.

  •
  Unsuccessful—The associate's contribution toward meeting operational, and financial objectives did not meet expectations.

        Formula adjustments to our annual incentive bonuses related to individual performance ratings for the participating named executives, which are made after the adjustments for corporate performance, will be 80% of the amount calculated for payout for persons who have a successful rating, 100% of the calculated payout for persons who have an exceptional rating, and 120% of the payout for persons who achieve a distinguished rating. The formula adjustments provide for no bonus for any participating named executive receiving an unsuccessful or partially successful rating.

        The Chief Executive Officer will also provide the Incentive Compensation Sub-Committee with any recommendation that he may have for discretionary adjustments with respect to the incentive compensation of any named executive. The Incentive Compensation Sub-Committee will then use its discretion to make a final determination of the amount of annual incentive compensation to be paid to our named executives.

Regulatory Considerations

        The Internal Revenue Code contains a provision that limits the tax deductibility of certain compensation paid to our named executives to the extent it is not considered performance-based compensation under the Internal Revenue Code. We have adopted policies and practices to facilitate compliance with Section 162(m) of the Internal Revenue Code of our stock option awards.

        In making decisions about executive compensation, we also consider the impact of other regulatory provisions, including the provisions of Section 409A of the Internal Revenue Code regarding non-qualified deferred compensation and the change-in-control provisions of Section 280G of the Internal Revenue Code. In making decisions about executive compensation, we also consider how various elements of compensation will impact our financial results including the impact of FAS 123R which requires us to recognize the cost of employee services received in exchange for awards of equity instruments based upon the grant date fair value of those awards. FAS 123R was a consideration in adopting restricted stock units as a long-term equity incentive.

Compensation Committee Interlocks and Insider Participation

        DeSoto Jordan served as one of our Vice Presidents until 1999.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

        The Human Resources and Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with the Company's management and, based on such review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

                      HUMAN RESOURCES AND
                      COMPENSATION COMMITTEE

                      Carl Hahn (Chair)
                      DeSoto Jordan
                      Thomas Meurer
                      Anthony J. Principi
                      Anuroop (Tony) Singh

Summary of Cash and Certain Other Compensation

        The Summary Compensation Table below shows compensation of the named executives for the years 2006 and 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-qualified Deferred Compensation Earnings	All Other Compensation ($)(3)		Total Compensation ($)
Peter A. Altabef President and Chief Executive Officer	2007 2006	642,608 592,505	— 905,000		727,849 454,092	463,490 378,884	— —	— —	9,000 8,800		1,842,947 2,339,281
Ross Perot, Jr. Chairman	2007 2006	558,910 543,270	— —		— —	999,655 770,551	— —	— —	9,000 8,800		1,567,565 1,322,621
Russell Freeman Vice President and Chief Operating Officer	2007 2006	458,900 413,035	— 474,874		267,894 169,131	333,527 312,080	— —	— —	9,257 8,800		1,069,578 1,377,920
James Champy Vice President	2007 2006	584,644 577,904	— 301,000		150,154 116,077	152,166 134,281	— —	— —	52,816 52,705	(4) (4)	939,780 1,181,967
John E. Harper Vice President and Chief Financial Officer(5)	2007 2006	297,145 254,135	232,000 167,000	(6) (8)	39,743 25,320	63,097 72,613	— —	— —	20,080 8,800	(7)	652,065 527,868

(1)
Bonus amounts shown include bonuses earned in 2006 and paid in 2007.

(2)
The value, calculated in accordance with FAS 123R, of options or restricted stock units vesting in 2006 and 2007, respectively. The assumptions used to calculate these values are set forth in Note 11, "Stock Options and Stock-Based Compensation," to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007.

(3)
Represents, with respect to Messrs. Altabef and Perot, and includes, with respect to Messrs. Freeman, Champy, and Harper $9,000 and $8,800 in contributions to our 401(k) plan for the benefit of each of the named executives for 2007 and 2006, respectively.

(4)
For 2007, includes $17,000 in life insurance premiums and $26,816 in taxes paid on such insurance policy for the benefit of Mr. Champy. For 2006, includes $17,000 in life insurance premiums and $26,905 in taxes paid on such insurance policy for the benefit of Mr. Champy.

(5)
Mr. Harper became Chief Financial Officer on August 15, 2007.

(6)
Represents spot bonuses of $182,000 and $50,000, respectively, in connection with the closing of our acquisitions of QSS Group, Inc. in January 2007 and J. J. Wild, Inc. in August 2007 during which time Mr. Harper served as Vice President and Director of Business and Corporate Development.

(7)
Includes for 2007, payment of $7,041 in taxes due and $4,039 in gross ups related to such taxes. We made these payments before Mr. Harper became Chief Financial Officer.

(8)
Includes spot bonus of $25,000 in connection with the closing of our acquisition of eServ LLC in February 2006 during which time Mr. Harper served as Vice President and Director of Business and Corporate Development.

Grants of Plan-Based Awards

        The following table provides information relating to equity awards in 2007 to the named executives. All awards relate to our Class A Common Stock and were made pursuant to our 2001 Long-Term Incentive Plan. All options are non-qualified stock options.

Grants of Plan-Based Awards

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards
						Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: # of Shares of Stock/ Units(2)	All Other Option Awards: # of Securities Underlying Options(3)	Exercise/ Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Approval Date(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter A. Altabef	5-22-07	8-2-07	—	—	—	—	—	—	75,000	100,000	15.23	1,607,370
Ross Perot, Jr.	N/A	N/A	—	—	—	—	—	—	—	—	N/A	—
Russell Freeman	5-22-07	8-2-07	—	—	—	—	—	—	27,500	55,000	15.23	674,641
James Champy	5-22-07	8-2-07	—	—	—	—	—	—	10,000	20,000	15.23	245,324
John E. Harper	5-22-07	8-2-07	—	—	—	—	—	—	5,000	15,000	15.23	145,918

(1)
Awards were approved at the May 22, 2007 meeting of the Incentive Compensation Sub-Committee. Other than with respect to Mr. Harper, the Incentive Compensation Sub-Committee made the grants on the first day of the first trading window under our Insider Trading Policy following approval of the awards. Mr. Harper's award was made prior to his becoming an executive officer. Therefore, his grant was made pursuant to delegated authority by our Chief Executive Officer.

(2)
Vests in five equal annual installments beginning on the first anniversary of the grant. Vesting in each year is contingent upon the individual achieving a satisfactory performance rating in prior year.

(3)
Vests in five equal annual installments beginning on the first anniversary of the grant.

Outstanding Equity Awards Value at Fiscal Year-End

        The following table provides information regarding the value of all unexercised options and unvested restricted stock units previously awarded to our named executives.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	# of Securities Underlying Unexercised Options Exercisable (#)	# of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Peter A. Altabef	104,000 15,000 90,000 32,000 60,000 40,000 20,000 0	0 0 0 8,000 40,000 60,000 80,000 100,000	(2) (3) (4) (5) (6)	— — — — — — — —	13.00 20.07 9.63 13.15 15.93 13.63 14.87 15.23	1-31-2011 5-7-2012 10-18-2012 12-9-2010 12-13-2011 10-13-2012 11-2-2013 8-2-2014	— — — 4,000 40,000 30,000 60,000 75,000	(10) (11) (12) (13) (14)	— — — 54,000 540,000 405,000 810,000 1,012,500	— — — — — — — —	— — — — — — — —
Ross Perot, Jr.	760,000 190,000 420,000	0 0 630,000	(7)	— — —	9.50 9.94 14.40	10-23-2011 10-23-2011 10-23-2011	— — —		— — —	— — —	— — —
Russell Freeman	48,000 14,000 152,000 20,000 100,000 32,000 27,000 18,000 11,000 0	6,000 4,000 0 0 0 8,000 18,000 27,000 44,000 55,000	(8) (9) (2) (3) (4) (5) (6)	— — — — — — — — — —	11.00 13.50 10.94 20.07 9.63 13.15 15.93 13.63 14.87 15.23	7-20-2009 1-28-2010 12-8-2010 5-7-2012 10-18-2012 12-9-2010 12-13-2011 10-13-2012 11-2-2013 8-2-2014	— — — — — 4,000 9,000 13,500 22,000 27,500	(10) (11) (12) (13) (14)	— — — — — 54,000 121,500 182,250 297,000 371,250	— — — — — — — — — —	— — — — — — — — — —
James Champy	40,000 32,000 18,000 8,000 4,000 0	0 8,000 12,000 12,000 16,000 20,000	(2) (3) (4) (5) (6)	— — — — — —	9.63 13.15 15.93 13.63 14.87 15.23	10-18-2012 12-9-2010 12-13-2011 10-13-2012 11-2-2013 8-2-2014	— 4,000 6,000 6,000 8,000 10,000	(10) (11) (12) (13) (14)	— 54,000 81,000 81,000 108,000 135,000	— — — — — —	— — — — — —
John E. Harper	3,000 10,000 5,000 2,200 3,600 3,900 3,600 2,500 0	3,000 4,000 0 0 900 2,600 5,400 10,000 15,000	(8) (9) (2) (3) (4) (5) (6)	— — — — — — — — —	11.00 13.50 20.07 9.92 13.15 15.93 13.63 14.87 15.23	7-20-2009 1-28-2010 12-20-2011 10-21-2012 12-9-2010 12-13-2011 10-13-2012 11-2-2013 8-2-2014	— — — — 450 1,300 2,700 2,800 5,000	(10) (11) (12) (13) (14)	— — — — 6,075 17,550 36,450 37,800 67,500	— — — — — — — — —	— — — — — — — — —

  (1)
  Based on the market value of $13.50 per share of the Class A Common Stock as of December 31, 2007.

  (2)
  Vests on December 9, 2008.

  (3)
  Vests in two equal annual installments beginning December 13, 2008.

  (4)
  Vests in three equal annual installments beginning October 13, 2008.

  (5)
  Vests in four equal annual installments beginning November 2, 2008.

  (6)
  Vests in five equal annual installments beginning August 2, 2008.

  (7)
  Vests in three equal annual installments beginning October 23, 2008.

  (8)
  Vests on July 20, 2008.

  (9)
  Vests in two equal annual installments beginning January 28, 2008.

  (10)
  Vests on December 9, 2008; provided the holder achieved a satisfactory individual performance rating for the year prior to scheduled vesting.

  (11)
  Vests in two equal annual installments beginning December 13, 2008; provided that each installment vests only if the holder achieved a satisfactory individual performance rating for the year prior to scheduled vesting.

  (12)
  Vests in three equal annual installments beginning October 13, 2008; provided that each installment vests only if the holder achieved a satisfactory individual performance rating for the year prior to scheduled vesting.

  (13)
  Vests in four equal annual installments beginning November 2, 2008; provided that each installment vests only if the holder achieved a satisfactory individual performance rating for the year prior to scheduled vesting.

  (14)
  Vests in five equal annual installments beginning August 2, 2008; provided that each installment vests only if the holder achieved a satisfactory individual performance rating for the year prior to scheduled vesting.

Option Exercises and Stock Vested

        The following table provides information with respect to the options exercised by the named executives and restricted stock units and restricted stock that vested during 2007.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	# of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	# of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Peter A. Altabef	—	—	49,000	706,380
Ross Perot, Jr.	—	—	—	—
Russell Freeman	6,000	93,300	18,500	268,565
James Champy	—	—	11,000	157,130
John E. Harper	8,200	63,891	2,700	39,742

(1)
Represents the difference between the exercise price and the fair market value of our Class A Common Stock on the date of exercise.

(2)
All shares were acquired upon the vesting of restricted stock units awarded under the 2001 Plan.

(3)
Represents the fair market value of the shares of Class A Common Stock on the date of vesting.

Pension Benefits

        Our only retirement plan for our U.S.-based associates, including our named executives, is our 401(k) plan. We do not have a pension plan in which our named executives are eligible to participate.

Non-Qualified Deferred Compensation

        We do not have a deferred compensation plan.

Employment Contracts and Change-in-Control Agreements

        Perot Systems has agreements with its named executives regarding severance payments when a termination of the named executives' employment occurs in connection with a change in control of the Company. In addition, we have an employment agreement with Mr. Champy.

  Change-in-Control and Severance Agreements

        We have entered into change-in-control and severance agreements with each of the named executives. The agreements continue through December 31, 2008, and provide that they are to be automatically extended in one-year increments unless we give prior notice of termination.

        These agreements are intended to provide for continuity of management in the event of a change in control. The agreements provide that the named executives could be entitled to certain severance benefits following a change in control (as described below) of Perot Systems. If, beginning with the execution of a definitive agreement regarding a change in control and ending two years following the change in control, the named executive is terminated for any reason, other than for cause (as defined in the agreements), or if such named executive terminates his or her employment for a specified reason (as defined in the agreements), then the named executive would be entitled to:

  •
  A lump sum cash severance payment as soon as practicable following termination equivalent to two times the sum of the named executive's base salary in effect at the time of termination;

  •
  cash severance payments equivalent to two times a prescribed incentive payment allowance (based on a fixed percentage—ranging from 50% to 100%—of the named executive's base salary) for the year in which termination occurs, which payments are expected to vary from actual target bonuses and historical bonus payments;

  •
  cash payment of a prorated bonus for the year in which termination occurs; and

  •
  continued health care coverage (including for the named executive's spouse and eligible dependents) for up to six months after the involuntary termination.

        The contractual bonus allowances for the named executives as a percentage of base salary are as follows: Peter A. Altabef—100%, Ross Perot, Jr.—100%, Russell Freeman—80%, James Champy—60%, and John E. Harper—70%.

        In addition, upon an involuntary termination following a change in control, all restrictions on restricted stock awarded to such named executive would lapse and all unvested options, stock appreciation rights and other awards granted to such named executive under our 2001 Plan and other stock incentive plans would automatically vest and become exercisable for the remainder of the term of the option.

        In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code, we will "gross up", on an after-tax basis, the named executive's compensation for the additional federal, state and excise taxes, and any penalties and interest necessary to ensure that the named executive receives the benefit of such change-in-control payment.

        Under the change-in-control and severance agreements, a "change in control" would include any of the following events:

  •
  any "person," as defined in the Securities Exchange Act of 1934, as amended, acquires 30 percent or more of our voting securities, unless the person acquires such securities from us;

  •
  a majority of our directors are replaced and are not nominated by the incumbent members (as defined in the agreements) of our Board of Directors;

  •
  the consummation of a merger, reorganization, consolidation or sale of all or substantially all of our assets, unless (i) the holders of our voting securities would retain more than 60 percent of the voting securities of the entity resulting from such transaction, (ii) no "person" beneficially would own more than 30 percent of the voting securities of the entity resulting from such transaction, and (iii) we would retain at least a majority of the directors of the entity resulting from such transaction; or

  •
  our shareholders approve the liquidation or dissolution of Perot Systems.

  Employment Agreement with James Champy

        In addition to the benefits provided under his change-in-control and severance agreement described above, James Champy's associate agreement provides for a base salary of $500,000 per year, which is to be reviewed at least annually, and provides for additional benefits, including:

  •
  a bonus to be determined in accordance with the current bonus plan for our most senior officers;

  •
  payment of life insurance premiums; and

  •
  certain travel benefits to the extent that such benefits are provided to our Chief Executive Officer or Chief Operating Officer. However, we do not currently provide, and do not have plans to provide, such benefits to any of our named executives.

        Mr. Champy's associate agreement also provides that if we terminate him other than for cause or substantial misconduct or Mr. Champy is deemed to have been constructively terminated, Mr. Champy will receive a severance payment equal to six months of his current base salary. We may terminate Mr. Champy's associate agreement upon 30 days' notice and payment of severance equal to six months' base pay plus benefits as a continuation of salary.

        The 1,000,000 restricted shares of Class A Common Stock Mr. Champy acquired pursuant to his restricted stock agreement vested in equal annual installments beginning in 1997 and ending in 2006. If either party terminates Mr. Champy's employment for any reason, he has the right to require us to purchase his shares for their original cost of $1.25 per share plus simple interest at the rate of 8% per annum from the date of purchase.

Potential Payments Upon Termination or Change-in-Control Disclosure

        The amount of compensation payable to each named executive upon termination or change in control pursuant to contracts, plans, agreements and arrangements is listed in the tables below. Except for our employment agreement with Mr. Champy described above, we do not have agreements, contracts or arrangements with the named executives regarding severance in the event of a termination in other circumstances. However, we do expect that we would pay our named executives severance, which would be determined at the time of termination.

        With respect to payments set forth in the Change-in-Control column, we have assumed that the named executive was involuntarily terminated on December 31, 2007 within two years of a change in control and that our Class A Common Stock was $13.50 per share, which was the closing price of the shares on December 31, 2007. The amount indicated as the value of the accelerated vesting for stock options is the amount by which the closing price of the Common Stock exceeds the exercise price of the unvested options. We have also assumed that each named executive had a combined federal income and Medicare tax rate of 36.45% and an excise tax rate under Section 4999 of the Internal Revenue Code of 20%.

        In addition, with respect to Mr. Champy, we have provided information regarding his contractual rights to severance in the event of his termination by us without cause or by him for good reason. For this purpose, we have assumed that Mr. Champy's employment terminated on December 31, 2007.

  Peter A. Altabef

        With respect to Mr. Altabef, potential payments upon termination or change in control under contracts, plans, agreements, or arrangements would be as follows assuming the triggering event occurred on December 31, 2007:

	Termination Scenario
Potential Payments Upon Termination or CIC
	Voluntary Resignation	By Employee For Good Reason	By Company For Cause	By Company Without Cause	Normal Retirement	Early Retirement	Change-in- Control ($)
Cash Payments	—	—	—	—	—	—	2,599,929
Accelerated Equity Awards	—	—	—	—	—	—	2,824,300
Continued Perquisites/ Benefits	—	—	—	—	—	—	5,039
Tax Gross-Ups	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	5,429,268

  Ross Perot, Jr.

        With respect to Ross Perot, Jr., potential payments upon termination or change in control under contracts, plans, agreements, or arrangements would be as follows assuming the triggering event occurred on December 31, 2007:

	Termination Scenario
Potential Payments Upon Termination or CIC
	Voluntary Resignation	By Employee For Good Reason	By Company For Cause	By Company Without Cause	Normal Retirement	Early Retirement	Change-in- Control ($)
Cash Payments	—	—	—	—	—	—	2,235,741
Accelerated Equity Awards	—	—	—	—	—	—	—
Continued Perquisites/ Benefits	—	—	—	—	—	—	9,695
Tax Gross-Ups	—	—	—	—	—	—	794,708
Total	—	—	—	—	—	—	3,040,144

  Russell Freeman

        With respect to Mr. Freeman, potential payments upon termination or change in control under contracts, plans, agreements, or arrangements would be as follows assuming the triggering event occurred on December 31, 2007:

	Termination Scenario
Potential Payments Upon Termination or CIC
	Voluntary Resignation	By Employee For Good Reason	By Company For Cause	By Company Without Cause	Normal Retirement	Early Retirement	Change-in- Control ($)
Cash Payments	—	—	—	—	—	—	1,800,000
Accelerated Equity Awards	—	—	—	—	—	—	1,043,800
Continued Perquisites/ Benefits	—	—	—	—	—	—	9,522
Tax Gross-Ups	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	2,853,322

  James Champy

        With respect to Mr. Champy, potential payments upon termination or change in control under contracts, plans, agreements, or arrangements would be as follows assuming the triggering event occurred on December 31, 2007:

	Termination Scenario
Potential Payments Upon Termination or CIC
	Voluntary Resignation	By Employee For Good Reason	By Company For Cause	By Company Without Cause	Normal Retirement	Early Retirement	Change-in- Control
Cash Payments	—	292,746	—	292,746	—	—	1,873,574
Accelerated Equity Awards	—	—	—	—	—	—	461,800
Continued Perquisites/ Benefits	—	1,578	—	1,578	—	—	462
Tax Gross-Ups	—	—	—	—	—	—	—
Total	—	294,324	—	294,324	—	—	2,335,836

  John E. Harper

        With respect to Mr. Harper, potential payments upon termination or change in control under contracts, plans, agreements, or arrangements would be as follows assuming the triggering event occurred on December 31, 2007:

	Termination Scenario
Potential Payments Upon Termination or CIC
	Voluntary Resignation	By Employee For Good Reason	By Company For Cause	By Company Without Cause	Normal Retirement	Early Retirement	Change-in- Control
Cash Payments	—	—	—	—	—	—	1,207,000
Accelerated Equity Awards	—	—	—	—	—	—	173,190
Continued Perquisites/ Benefits	—	—	—	—	—	—	9,648
Tax Gross-Ups	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	1,389,838

EXECUTIVE OFFICERS

        The following is a description of our executive officers who are not on the Board of Directors. Our executive officers serve at the discretion of the Board of Directors.

Executive Officer	Business Experience	Joined Perot Systems
Darcy Anderson	Elected Vice President of Perot Systems with responsibility for human resources and corporate services in December 2000. Mr. Anderson is currently Vice President and Chief People Officer. Age 51.	2000
Russell Freeman	Elected Chief Operating Officer of Perot Systems in August 2007. Mr. Freeman was elected Vice President of Perot Systems in 2000. Mr. Freeman served as Perot Systems' Chief Financial Officer from August 2000 until August 2007. Age 44.	1989
John E. Harper	Elected Chief Financial Officer of Perot Systems in August 2007. Mr. Harper has been a Vice President of Perot Systems since September 2000. Mr. Harper served as Director of Business and Corporate Development from August 2000 until August 2007. Age 45.	1993
Jeff Renzi	Elected Vice President of Perot Systems with responsibility for the sales function since April 2003. Mr. Renzi was employed by Electronic Data Systems from 1989 to 2003. While at Electronic Data Systems, Mr. Renzi served in a number of positions, including Vice President of Sales. Age 47.	2003
Thomas D. Williams	Elected Vice President, Secretary and General Counsel of Perot Systems in September 2004. Mr. Williams was a partner in the law firm of Luce & Williams from February 1997 until September 2004. Age 47.	2004

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have a related party transactions policy that requires us to conduct senior management reviews for all related party transactions. A transaction or series of related transactions with a related party with a value that exceeds $10,000, but is not more than $120,000, requires the approval of the Chairman of the Audit Committee. A transaction or series of related transactions with a related party that is greater than $120,000 requires the approval of the Audit Committee. The approving authority, in determining whether to approve a proposed transaction, considers whether the transaction is in our best interests and is no less favorable to us than fair, arms'-length terms. Our policy and the procedures for related party transactions are in writing.

  Licenses for Use of Name

        We license the right to use the names "Perot" and "Perot Systems" in our current and future businesses, products, or services from the Perot Systems Family Corporation and our Chairman, Ross Perot, Jr. The license is a non-exclusive, royalty-free, non-transferable license without geographic restriction. We may also sublicense our rights to these names to certain of our affiliates. Under the license agreement either party may, in its sole discretion, terminate the license at any time, with or without cause and without penalty, by giving the other party written notice of such termination. Upon termination by either party, we must discontinue all use of the names "Perot" and "Perot Systems" within one year following notice of termination.

  Outsourcing Agreement with Hillwood Enterprises L.P.

        We are currently providing information technology and certain other services to Hillwood Enterprise L.P., which is controlled and partially owned by Ross Perot, Jr. under an agreement which we entered into in January 2007 and will expire in 2017. This contract includes provisions under which we may be penalized if our actual performance does not meet the levels of service specified in the contract, and such provisions are consistent with those included in other customer contracts. For the year ended December 31, 2007, in which we performed services for Hillwood under a contract that expired in January 2007, we recorded revenue of $1,909,905 and operating expense of $1,543,432. Our Audit Committee has reviewed and approved this contract.

  Lease with Perot Services Company, LLC

        During 2002, we entered into a sublease agreement with Perot Services Company, LLC, which is controlled and owned by Ross Perot, for approximately 23,000 square feet of office space at our Plano, Texas facility. At the expiration of the original lease, a new lease was signed effective October 1, 2007 and expires on September 30, 2015. The office space monthly rental is $21.95 per square foot and the storage space rent remains $345.58 per month. The total amount paid to us in 2007 under these lease and sublease agreements was $446,395. Our Audit Committee has reviewed and approved this contract.

  Affiliate Use of AAirpass Program

        We have a corporate AAirpass program with American Airlines, Inc. under which we prepay for mileage that our associates use for business travel. Historically, the use of prepaid miles has resulted in lower travel costs than refundable tickets for most travel itineraries. Employees of Hillwood Development Company LLC, The Perot Group, and their affiliated corporations, as well as members of the Perot family, also use this AAirpass program. These parties reimburse us for the prepaid miles that they use. During 2007, these parties used approximately $752,363 in prepaid miles under our AAirpass program. We benefit from this arrangement because we have a commitment to American Airlines to purchase a minimum number of miles under the AAirpass program, and the miles used by these related parties are counted toward fulfilling that commitment. Our Audit Committee has reviewed and approved this arrangement.

  Lease with Hillwood Development Company

        During 2007, Perot Systems Government Services, Inc. entered into a lease agreement with Hillwood Development Company, which is controlled and owned by Ross Perot, Jr., for approximately 1,140 square feet of office space at Heritage Common I Building in Alliance, Texas. The lease expired on January 31, 2008, with the first of three one-year renewal options exercised on December 6, 2007. The lease is $2,300 per month. The aggregate cost of all lease payments, assuming all options are exercised, and the cost of modifications to the facility would be approximately $135,000. The total amount paid under the terms of the lease in 2007 was $10,190 and we paid $36,857 for modification of the leased space. Our Audit Committee has reviewed and approved this agreement.

  Chennai, India Leases and Power Purchases

        One of our wholly-owned Indian subsidiaries engages in certain transactions with the family of Anurag Jain, a Vice President of Perot Systems who became one of our executive officers on July 10, 2007. Prior to the time Mr. Jain became an executive officer, we entered into leases in 2003 and 2004 for certain properties in Chennai, India with, and began purchasing electric power in May 2007 from, members of Mr. Jain's family and a partnership owned and controlled by Mr. Jain and his family members. On July 16, 2007, we extended and modified the terms of certain of the leases that were expiring. In addition, on November 29, 2007, our subsidiary entered into an addendum to one of its property leases to add an additional part of the building to the lease. During 2007, we paid affiliates of Mr. Jain approximately $630,000 in lease payments and approximately $200,000 for electric power. All transactions that occurred after July 10, 2007 were ratified by the Audit Committee after we entered into them. Therefore, we did not follow our related party approval process with respect to those transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

        Our directors, executive officers, and holders of more than 10% of our Class A Common Stock must file reports with the Securities and Exchange Commission indicating the number of shares of our Class A Common Stock they beneficially own and any changes in their beneficial ownership. They must provide copies of these reports to us. Based on our review of these reports and written representations from the persons required to file them, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors and executive officers for fiscal 2007 were timely met except that each of Messrs. Altabef, Anderson, Freeman, Jain, King, Renzi and Robert J. Kelly, our Controller, reported one Section 16 transaction late due to administrative errors on our part. Mr. Williams reported two Section 16 transactions late due to administrative errors on our part.

Equity Compensation Plan Information

        The following table gives information about our Class A Common Stock that we may issue under our equity compensation plans as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security Holders	11,167,449	(1)	$15.92	50,216,997	(2)
Equity Compensation Plans Not Approved by Security Holders	5,072,589		$12.95	29,609	(3)

Total	16,240,038		$15.00	50,246,606

(1)
Excludes 1,010,195 restricted stock units that have been granted under the 2001 Long-Term Incentive Plan.

(2)
Includes 34,675,474 shares available to be issued under the 2001 Long-Term Incentive Plan, 15,121,523 shares available to be issued under the 1999 Employee Stock Purchase Plan, and 420,000 shares available to directors for annual equity compensation.

(3)
Shares available to be issued to directors who elect to receive stock in lieu of their cash retainer.

        We have four equity plans or arrangements that have not been approved by our stockholders. Under one arrangement, our non-employee directors (other than Ross Perot) may elect to have all or a portion of their director retainers paid in our Class A Common Stock, valued at such stock's closing market price on the last trading day of the fiscal quarter preceding the quarter with respect to which the retainer installment relates.

        The remaining plans were adopted prior to our initial public offering in 1999 and were terminated in 2001, except to the extent that they govern options or restricted stock that were outstanding at the time of the termination of such plans. Our 1991 Stock Option Plan provided for the issuance of options to eligible employees and options were generally issued at not less than the fair market value on the date of grant. Our Restricted Stock Plan, which was adopted in 1988, provided eligible employees with the opportunity to purchase our stock at its fair market value (determined pursuant to a third-party appraisal). Unvested restricted shares are generally subject to repurchase at cost plus eight percent upon termination of employment. These grants or awards had vesting periods of from three to ten years. At the time of its termination in May 2006, our 1996 Non-Employee Director Plan provided that each non-employee director (other than Ross Perot) received an option to purchase 8,000 shares of our Class A Common Stock upon election vesting in one year, and subsequent awards were made upon the completion of vesting of the director's prior awards.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee of our Board of Directors ("Board") is composed of four directors and operates under a written charter adopted by our Board. All members of the Audit Committee meet the independence standards established by our Board, the New York Stock Exchange and the Sarbanes-Oxley Act of 2002. The Audit Committee's charter is available at the Corporate Responsibility section on Perot Systems' website at www.perotsystems.com/responsibility.

        Perot Systems' management is responsible for, among other things, preparing its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)), and evaluating the effectiveness of such internal control over financial reporting. Perot Systems' independent registered public accounting firm is responsible for auditing the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for expressing an opinion on the conformity of the financial statements with GAAP. The independent registered public accounting firm is also responsible for auditing Perot Systems' internal control over financial reporting in accordance with such standards and for expressing an opinion on the effectiveness of its internal control over financial reporting. The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's implementation of Perot Systems' financial reporting process. In its oversight role, the Audit Committee reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP ("PwC"), Perot Systems' independent registered public accounting firm for 2007. The Audit Committee also reviewed and discussed Perot Systems' internal control over financial reporting with management and with PwC.

        The Audit Committee has met privately with PwC and discussed any issues deemed significant by the independent registered public accounting firm, including the required matters to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees, as amended. PwC has provided to the Audit Committee written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with PwC that firm's independence. The Audit Committee also concluded that PwC's provision of non-audit services to Perot Systems and its affiliates is compatible with PwC's independence.

        Based upon the foregoing considerations, the Audit Committee recommended to our Board that the audited financial statements be included in Perot Systems' Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission and appointed PwC the independent registered public accounting firm for the Company for 2008.

        The foregoing report is respectfully submitted by members of the Audit Committee of our Board.

                      AUDIT COMMITTEE

                      C. H. Moore, Jr. (Chair)
                      John S.T. Gallagher
                      Carl Hahn
                      Anuroop (Tony) Singh

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
AND FOR THE 2009 ANNUAL MEETING

        Under Article II, Section 4 of our current bylaws, proposals by stockholders intended to be presented at the Annual Meeting must be received by our Secretary at our executive offices no later than the close of business on April 7, 2008.

        If you would like to include a stockholder proposal in the Proxy Statement for the 2009 annual meeting, it must be delivered to our Secretary at our executive offices no later than November 28, 2008.

OTHER MATTERS

  Other Business

        At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the Annual Meeting other than the proposals discussed above. If other proposals are properly brought before the Annual Meeting, any proxies returned to us will be voted as the proxy holders see fit.

  New York Stock Exchange Disclosure Requirements

        We submitted to the New York Stock Exchange ("NYSE") during 2007 a certification of our Chief Executive Officer regarding compliance with the NYSE's corporate governance listing standards. We also included as exhibits to our annual report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission, the certifications of our Chief Executive Officer and Chief Financial Officer required under Section 302 of the Sarbanes-Oxley Act of 2002.

  Householding of Proxy Materials

        In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called "householding." Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of our proxy materials, please: (1) mail your request to Perot Systems Investor Relations, 2300 West Plano Parkway, Plano, Texas 75075; or (2) contact our Investor Relations Department at 1-877-737-6973. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

FOR MORE INFORMATION

        We file reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning Perot Systems at the SEC's public reference room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 (or 1-800-732-0330) for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov/ that contains reports, proxy, and information statements and other information regarding issuers that file electronically with the SEC, including Perot Systems. Our Class A Common Stock is listed on the NYSE. These reports, proxy statement, and other information are also available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

        In addition, our annual report on Form 10-K (without exhibits) is available via the Internet at our website (www.perotsystems.com). If you would like to request documents from us, please contact our Investor Relations Department at 1-877-737-6973 by April 23, 2008, to receive them before the Annual Meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Thomas D. Williams
                       Secretary

Appendix A

         Perot Systems Corporation
Amended and Restated
1999 Employee Stock Purchase Plan/US
(Subject to Approval on May 9, 2008)

Perot Systems Corporation

Amended and Restated
1999 Employee Stock Purchase Plan/US
(Subject to Approval on May 9, 2008)

1.     Purpose of the Plan

1.1
General.    Perot Systems has adopted this Plan to provide Eligible Associates with the opportunity and a convenient means to purchase Common Stock as an incentive (a) to exert their maximum efforts for the success of the Company, and (b) to remain employed with the Company.

1.2
Tax Treatment.    Perot Systems intends that options to purchase stock granted under this Plan qualify as options granted under an "employee stock purchase plan" as defined in Section 423(b) of the Tax Code, and this Plan will be construed and applied so as to be consistent with Section 423 of the Code, including the requirement of Section 423(b)(5) of the Code that all Participants granted options to purchase Shares under the Plan have the same rights and privileges with respect to such options.

2.     Participation in the Plan

2.1
Eligibility.    Each Eligible Associate who is employed by an Employer on an Enrollment Date may participate in the Plan during the relevant Offering Period, unless the Tax Code prohibits his or her participation in that Offering Period because:

(a)
Immediately after the grant of an option under this Plan on the Exercise Date, the Eligible Associate (together with certain individuals and entities associated with or related to the Eligible Associate as described in Section 424(d) of the Tax Code) would be deemed to own a number of shares of stock and certain exercisable options to purchase stock that together represent 5% or more of the total combined voting power or value of all classes of stock of Perot Systems or any Subsidiary (computed in accordance with Section 423(b)(3) of the Tax Code); or

(b)
Immediately after the grant of an option under this Plan to an Eligible Associate on the Exercise Date, the Eligible Associate's rights to purchase Common Stock under all of the employee stock purchase plans described in Section 423 of the Tax Code of Perot Systems and each Subsidiary would accrue at a rate that exceeded $25,000 (computed based on the Fair Market Value on the Exercise Date in accordance with Section 423(b)(8) of the Tax Code) during the calendar year of that Offering Period.

2.2
Enrollment to Buy Stock.    Each Eligible Associate who:

(a)
completes an Enrollment Agreement in the form, format, and as otherwise required by the Stock Administrator, and delivers that Enrollment Agreement to the Stock Administrator at least one business day before the Enrollment Date for an Offering Period, or

(b)
calls the Plan Custodian's automated phone system or uses an on-line enrollment tool approved by the Stock Administrator to complete the enrollment process before the Enrollment Date for an Offering Period, may purchase Common Stock on the Exercise Date for that Offering Period, subject to the other provisions of this Plan.

2.3
Designation of Beneficiary.    Each Participant may from time to time designate a beneficiary by filing a written beneficiary designation form with the Stock Administrator. Such beneficiary shall receive any refunds of amounts not used to purchase Shares and any Shares issued to the Participant. If no beneficiary was designated, any cash refunds and transfers of Shares shall be made to the appropriate representative of Participant's estate.

2.4
Contributions; Payroll Deductions; Account; No Interest.

(a)
The Employer will withhold from each Participant's paycheck the percentage (not to exceed 10%) of Eligible Compensation specified in his or her then-current Enrollment Agreement commencing on the first pay date after the next Enrollment Date of an Offering Period and continuing throughout that Offering Period and each future Offering Period until he or she ceases to be a Participant or, if earlier, changes his or her Enrollment Agreement.

(b)
The Employer will hold and use the amounts withheld from each Participant's paycheck until the earlier of the date those amounts are (i) used to purchase Common Stock, or (ii) refunded to the Participant. The Employer will not be required to segregate any of these funds from its general corporate fund, and will not pay interest on any of these funds.

(c)
If the funds in the Participant Account of a Participant are in a currency other than United States dollars on any Exercise Date, for purposes of determining the maximum number of whole and fractional shares that may be purchased under this Plan, such funds will be deemed to have been converted into United States dollars based upon the foreign exchange selling rates, as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., on such date, or if not so reported on such date, as reported on the next preceding date on which such rates are reported.

2.5
Changes in Contributions.    During an Offering Period, a Participant may not change the percentage of Eligible Compensation to be withheld from his or her paycheck, except by withdrawing from the Plan. However, a new Enrollment Agreement may be submitted for any subsequent Offering Period.

2.6
Withdrawal.

(a)
A Participant may stop participating in the current Offering Period and each future Offering Period by delivering a Withdrawal Agreement to the Stock Administrator or calling the Plan Custodian's automated phone system or using an on-line tool approved by the Stock Administrator to complete the withdrawal process at least one business day before the Exercise Date for the then-current Offering Period. Delivery of a Withdrawal Agreement or completing the withdrawal process will:

(i)
permanently and irrevocably terminate the Withdrawing Associate's participation in the then-current Offering Period, and

(ii)
suspend the Withdrawing Associate's participation in any future Offering Periods until he or she delivers a new Enrollment Agreement to the Stock Administrator.

  An election to stop participating in one Offering Period will not prevent an Eligible Associate from participating in any future Offering Period or in any other Plan adopted by Perot Systems, provided that the Eligible Associate will not participate in any future Offering Period until he or she submits a new Enrollment Agreement.

  (b)
  As soon as practical after receiving a Withdrawal Agreement, the Employer will:

  (i)
  stop withholding the applicable percentage of Eligible Compensation from the Withdrawing Associate's paychecks or otherwise accepting contributions to the Withdrawing Associate's Participant Account, and

  (ii)
  refund to the Withdrawing Associate all amounts previously withheld from his or her paychecks or otherwise contributed to the Withdrawing Associate's Participant Account during the then-current Offering Period.

2.7
Termination of Employment; Leave of Absence.

(a)
If a Participant's employment with the Company terminates, including by death, on or before an Exercise Date, he or she will be deemed to have elected to withdraw from the applicable Offering Period effective as of the date his or her employment terminated.

(b)
As soon as practical after a Participant's termination of employment, the Employer will:

(i)
refund all amounts withheld from his or her paycheck or otherwise contributed under this Plan that have not been used to purchase Common Stock from Perot Systems or otherwise refunded; and

(ii)
distribute, or direct the Plan Custodian to distribute, any whole Shares plus the Fair Market Value of any fractional Shares held by the Employer or the Plan Custodian on the Participant's behalf to the Participant or his or her designee.

(c)
If a Participant begins an approved leave of absence from his or her Employer on or before an Exercise Date, he or she will remain in the Plan for the applicable Offering Period and each subsequent Offering Period, but only so long as such Participant's approved leave of absence, measured from the first day of his or her leave of absence, has not exceeded the greater of: (i) 90 days, or (ii) the period during which such Participant's right to reemployment with the Company is guaranteed either by statute or contract (the "Leave Period"). If a Participant's approved leave of absence exceeds his or her Leave Period, such Participant will be deemed to have elected to stop participating in the Plan on the day immediately after the last day of the Leave Period, and such deemed election to stop participating shall be effective for each such Offering Period and each subsequent Offering Period until he or she returns to work and submits a new Enrollment Form.

2.8
Transferability.    Neither any monies credited to a Participant Account nor any rights with regard to the exercise of an option to purchase Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant, and an option granted to a Participant under this Plan will be exercisable, during his or her lifetime, only by such Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that Perot Systems will treat such act as an election to withdraw funds in accordance with Section 2.6.

3.     Purchase of Stock

3.1
Offering Periods.    Except as provided in this Section 3.1, each Offering Period will start on the first day of the second month of a calendar quarter and end on the last day of the first month of the next calendar quarter. The Offering Period starting on May 1, 2008 will end on June 30, 2008. Thereafter, each Offering Period will start on the first day of the first month of a calendar quarter and end on the last day of the last month of such calendar quarter.

3.2
Grant of Option; Exercise Price.

(a)
On each Enrollment Date, Perot Systems will offer each Participant the opportunity to have Eligible Compensation withheld from his or her paycheck to be used to purchase on the next Exercise Date a number of Shares. The number of shares the Participant will have an option to purchase (on that Exercise Date and using the funds accumulated since the prior Enrollment Date) will be a number of whole and fractional Shares equal to (i) his or her then-current Withholding Percentage, multiplied by his or her Eligible Compensation for the Offering Period, divided by the Exercise Price for the next Exercise Date, minus (ii) the number of whole and fractional Shares, if any, necessary to prevent (A) that Participant from exceeding the limits referred to in Section 2.1(a), or (B) the Plan from issuing more shares than are authorized as provided in Section 4.2.

  (b)
  The Exercise Price for each Offering Period will be 85% of the Fair Market Value of one share of the Common Stock on the Exercise Date for that Offering Period.

3.3
Automatic Exercise of Option.    On each Exercise Date, each Participant's option to purchase Shares will be exercised automatically to purchase:

(a)
the maximum number of whole and fractional Shares that may be bought with the funds withheld from his or her paycheck during the applicable Offering Period, minus

(b)
any number of Shares required to comply with any limitations described in Section 2.1 of this Plan concerning the maximum number of Shares that may be purchased by that Participant.

3.4
Payment for Stock.    Immediately upon each exercise of each Participant's option to purchase shares, the amount held by Perot Systems for the benefit of that Participant will be reduced by the Exercise Price multiplied by the number of whole and fractional Shares of Common Stock purchased by that Participant in that exercise.

3.5
Delivery of Shares; Voting.

(a)
Subject to the restrictions of Section 3.5(b), as soon as practical after each Exercise Date, a stock certificate will be issued to each Participant or to the Plan Custodian for the benefit of each Participant for the Shares purchased on that Exercise Date. Such certificate may be issued in nominee name.

(b)
All Shares purchased under this Plan will be held by Perot Systems or the Plan Custodian until the earlier of (i) a request for delivery of the shares by the Participant, or (ii) the termination of the Participant's employment by the Employer.

(i)
As soon as practical after termination of a Participant's employment by an Employer, certificates representing whole Shares plus the Fair Market Value of any fractional Shares purchased under the Plan will be issued in the name of that Participant or, if timely requested by that Participant in a form approved by the Plan Custodian, his or her designee.

(ii)
All Shares purchased under this Plan shall be nontransferable and nonassignable for six months after the date such Shares are issued to the Participant. Any attempt to sell, gift, pledge or otherwise transfer any Shares prior to the expiration of six months from issuance shall be ineffective and void. The Stock Administrator may waive the foregoing restrictions for good reason with the approval of Perot Systems' Vice President—Human Resources.

    Perot Systems will pay all issue or initial transfer taxes imposed with respect to the issuance or initial transfer of shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer. Notwithstanding the foregoing, Employers are expressly authorized to recover from the Participating Associate the amount of any fringe benefit or similar tax imposed on purchases of Shares under this Plan with the approval of Perot Systems' Vice President—Human Resources.

  (c)
  A Participant who purchases Shares under this Plan shall be transferred at such time substantially all of the rights of ownership of such Shares, in accordance with Treasury Regulations Section 1.421-1(f) as in effect on the Effective Date. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of Perot Systems in the event of liquidation, the right to inspect Perot Systems' books and the right to pledge or sell such Shares, subject to the restrictions on such rights in this Plan and the restrictions on such rights imposed by applicable law.

3.6
Periodic Reports.    As soon as practical after each Exercise Date, a statement will be sent to each person who has been a Participant under this Plan, which statement will include (i) the total amount, in United States dollars or local currency, of all payroll deductions or other contributions made during the applicable Offering Period or otherwise held under this Plan for the benefit of that person by the Company, and any applicable currency conversion rate, (ii) the number of Shares purchased by that person on each applicable Exercise Date, (iii) the per share and aggregate purchase price per Share for those Shares, (iv) the remaining cash balance, if any held by the Company for the benefit of that person, and (v) such other information as the Stock Administrator or Plan Custodian deems appropriate.

3.7
No Rights in Stock Prior to Exercise.    Neither a Participant nor his or her beneficiaries will have any interest or voting right in Common Stock covered by an option granted under this Plan until such option has been exercised and the Shares purchased.

4.     Operation of the Plan

4.1
Effective Date and Term of Plan.    This Plan became effective on January 1, 2000, has been amended and restated as of March 12, 2008, and will terminate on July 16, 2018, unless sooner terminated under Section 4.5.

4.2
Shares Authorized for Sale and Issuance Under the Plan.

(a)
The maximum number of Shares that may be sold and issued under this Plan will be 10,000,000 Shares, although the stated maximum of 10,000,000 Shares will be (i) reduced by the number of Shares issued pursuant to exercises of options granted under Perot Systems 1999 Employee Stock Purchase Plan, the 1999 Employee Stock Purchase Plan/Non-US and any parallel or subsidiary plans created thereunder and (ii) adjusted as provided in Section 5.2 below. If any option to purchase Shares granted under this Plan is not exercised for any reason, the Shares subject to that option will remain available to be sold and issued under this Plan.

(b)
If, for any reason, the number of Shares available for sale and issuance under this Plan under Section 4.2(a) is less than the number of Shares to be sold and issued under Section 3.3 on an Exercise Date, Perot Systems will allocate the Shares available for sale and issuance pro rata among the Participants in as uniform a manner as it determines to be equitable. In such event, the Stock Administrator or Plan Custodian will notify each Participant of the reduction in the number of Shares and the reason for such reduction.

(c)
Shares sold and issued under this Plan may, in the sole and absolute discretion of the Board, be either authorized and unissued Shares or treasury Shares that are bought or otherwise acquired in public or private transactions.

4.3
Conditions Upon Issuance of Shares.

(a)
Compliance With Laws.    Perot Systems will not be required to grant an option or to sell or issue any Shares under this Plan to any Eligible Associate unless that option and the sale, issuance and delivery of Shares upon exercise of that option complies, in the opinion of Perot Systems' counsel, with all applicable laws and regulations, including, but not limited to, the Securities Act of 1933 and the rules and regulations of the United States Securities and Exchange Commission, and all rules and regulations of the New York Stock Exchange or other applicable stock exchange upon which the Common Stock is listed.

(b)
Investment Intent.    As a condition to the exercise of an option, Perot Systems may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Perot Systems, such a representation is required by any of the aforementioned applicable provisions of law.

4.4
Administration; Committee.

(a)
Board of Directors.    This Plan will be administered by the Board. Unless otherwise provided in this Plan, the Board has the power:

(i)
To determine when and how rights to purchase Shares will be granted and the provisions of each offering of such rights (which need not be identical).

(ii)
To designate Participating Affiliates.

(iii)
To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

(iv)
To amend or terminate this Plan as provided in Section 4.5.

(v)
To delegate administration of this Plan to a Committee of two or more members of the Board.

(vi)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    Any determination, decision or action by the Board or its delegee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant.

  (b)
  Committee.    If administration of this Plan is delegated to a Committee, it will have all the powers of the Board with respect to this Plan, subject to any limitations on such powers stated in the Board's resolutions delegating administration to the Committee. Whether or not the Board delegates administration of this Plan to a Committee, the Board retains the final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan.

  (c)
  Participation by Members of the Board or Committee.    Members of the Board who are Eligible Associates are permitted to participate in this Plan; provided that (A) no member of the Board who participates in this Plan may vote on any matter affecting the administration of, or the grant of any option pursuant to, this Plan, and (B) if a Committee is appointed to administrate this Plan, no member of the Committee will be eligible to participate in this Plan.

  (d)
  Stock Administrator.    Perot Systems' day to day obligations under this Plan will be managed by the Stock Administrator, subject to the Board's final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan. The Stock Administrator will have all of the following powers of the Board:

  (i)
  To manage, or select and direct a Plan Custodian to manage, the daily operations of this Plan in accordance with its terms;

  (ii)
  To adopt rules of procedure and regulations necessary for the operation of this Plan, provided they are consistent with the terms of this Plan;

  (iii)
  To determine all questions with regard to rights of Eligible Associates and Participants under the Plan, including, but not limited to, the eligibility of any person to participate in the Plan;

    (iv)
    To enforce the terms, rules and regulations of this Plan;

    (v)
    To direct the distribution of the Shares purchased hereunder;

    (vi)
    To furnish the Company with information which it requires for tax or other purposes;

    (vii)
    To engage the service of counsel (who may, if appropriate, be counsel for the Company) and a Plan Custodian or other agents it deems advisable to assist it with the performance of its duties;

    (viii)
    To prescribe procedures to be followed by Participants in electing to participate in this Plan;

    (ix)
    To receive from each Company and Eligible Associate any information necessary to administer or manage this Plan;

    (x)
    To maintain, or cause Perot Systems, the Employer or the Plan Custodian to maintain, an account in the name of each Participant to reflect his or her participation in this Plan;

    (xi)
    To waive the transfer restrictions set forth in Section 3.5(b)(ii) with respect to individual Participants for good reason shown by a Participant and with the approval of Perot Systems' Vice President—Human Resources; and

    (xii)
    To interpret and construe the Plan.

4.5
Amendment or Termination.

(a)
The Board may amend or terminate this Plan without notice, provided that the Board will not, without the approval of the stockholders of Perot Systems, (i) increase the maximum number of Shares that may be sold or issued under this Plan (except pursuant to Section 5.2), or (ii) amend the requirements as to the class of Eligible Associates eligible to purchase Shares under this Plan or if a Committee is appointed to administer this Plan, permit the members of the Committee to participate in this Plan.

(b)
Except as specifically provided in this Plan, as required to comply with Code section 423, or as required to obtain a favorable ruling from the Internal Revenue Service, no amendment may, without the consent of that Participant, make any change in any option granted under this Plan that adversely affects the rights of any Participant.

(c)
This Plan will automatically terminate on the Exercise Date that Participants become entitled to purchase a number of Shares greater than the number available for purchase under Section 4.2. In the event of an automatic termination, reserved Shares remaining as of such Exercise Date will be sold to Participants on a pro rata basis, as described in Section 4.2(b).

4.6
Approval of the Stockholders.    The amendment and restatement of this Plan is subject to approval by the stockholders of Perot Systems within 12 months after the date the amended and restated Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval will void the amendment and restatement of the Plan.

4.7
No Liability for Good Faith Determinations.    Neither the members of the Board, the Stock Administrator nor the Plan Custodian (nor their delegates) will be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it. Members of the Board and the Stock Administrator (and their delegates) will be entitled to indemnification and reimbursement by Perot Systems in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Perot Systems, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers' liability or similar insurance coverage that may from time to time be in effect.

5.     Miscellaneous Legal Provisions

5.1
Definitions.

(a)
"Board" means the Board of Directors of Perot Systems or a duly appointed committee of the Board.

(b)
"Committee" means a committee of the Board appointed to administer this Plan.

(c)
"Common Stock" means the Class A Common Stock, $.01 par value per share, of Perot Systems.

(d)
"Company" means Perot Systems and its Subsidiaries.

(e)
"Eligible Associate" means a natural person who, on the applicable Exercise Date, (i) is employed by an Employer (as determined in accordance with Treasury Regulations Section 1.421-7(h)), (ii) is customarily employed for more than 20 hours per week, and (iii) is customarily employed for more than five months in the calendar year.

(f)
"Effective Date" means the date specified in Section 4.1.

(g)
"Eligible Compensation" means the regular rate of compensation paid to a Participant by any Employer during an Offering Period, including wages, salary, bonuses and commission, but shall not include relocation assistance payments, geographical hardship pay, noncash prizes and awards, automobile allowances, severance type payments and nonqualified deferred executive compensation.

    Eligible Compensation includes the amount of a Participant's elective contributions that are made by the Employer on behalf of that Participant that are not includable in gross income under Tax Code Sections 125, 402(e)(3), 402(h), and 401(k).

  (h)
  "Employer" means Perot Systems or the Participating Affiliate by which an Eligible Associate is employed.

  (i)
  "Enrollment Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.2; provided, however, that notwithstanding anything to the contrary in the Plan, the enrollment agreement or enrollment process which an Eligible Associate completed prior to the Effective Date under the Perot Systems Corporation 1999 Employee Stock Purchase Plan shall be his or her Enrollment Agreement and shall be deemed to have satisfied all of the requirements of Section 2.2, including, without limitation, Sections 2.2(b) and (c), required for the Eligible Associate to become a Participant on the Effective Date, without further action by the Eligible Associate.

  (j)
  "Enrollment Date" means the first day of the applicable Offering Period.

  (k)
  "Exercise Date" means the last day of the applicable Offering Period.

  (l)
  "Exercise Price" means the price defined in Section 3.2(b).

  (m)
  "Fair Market Value" of one share of Common Stock on a particular date will be (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange, then (A) if sales of Common Stock occurred on that date, the closing selling price per share of Common Stock on the New York Stock Exchange Composite Tape for that date (1) as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., or (2) if not so reported, in a newspaper of national circulation or other authoritative source selected by the Board, or (B) if no sales of Common Stock occurred on that date, the closing selling price per share of Common Stock as of the next preceding date for which the price is reported on the New York Stock Exchange Composite Tape on that date, or (ii) in all other cases, determined in a reasonable way selected by the Board for that purpose.

  (n)
  "Offering Period" means each period described in Section 3.1, during which a Participant has an option to purchase Common Stock.

  (o)
  "Participant" means an Eligible Associate who has elected to participate in any Offering Period and continues to participate in that Offering Period through its Exercise Date.

  (p)
  "Participant Account" means any account or accounting entry maintained by Perot Systems, the Employer, the Stock Administrator or the Plan Custodian to record the amount that a Participant has contributed to the Plan during an Offering Period and the Common Stock purchased under this Plan.

  (q)
  "Participating Affiliate" means each Subsidiary which is approved by the Board to participate in this Plan; provided, however, that the Board will not approve any Subsidiary for participation in this Plan if its participation would disqualify this Plan under any provision of the Tax Code, including, without limitation, Section 423 of the Tax Code.

  (r)
  "Perot Systems" means Perot Systems Corporation, a Delaware corporation, or any successor in interest that adopts this Plan.

  (s)
  "Plan" means this Perot Systems Corporation Amended and Restated 1999 Employee Stock Purchase Plan/US (Revised March 12, 2008), as amended from time to time.

  (t)
  "Plan Custodian" means the third party administrator appointed by Perot Systems to manage this Plan in accordance with its terms.

  (u)
  "Share" means one share of Common Stock.

  (v)
  "Stock Administrator" means the individual designated by the Perot Systems department responsible for administering this Plan.

  (w)
  "Subsidiary" means any corporation or other entity, domestic or foreign, of which not less than 50% of the total combined voting power of all classes of stock or other equity interest is held either by (i) Perot Systems or (ii) any other corporation in an unbroken chain of corporations (beginning with Perot Systems, and in which not less than 50% of the total combined voting power of all classes of stock is held by each corporation in the chain), without regard to whether such corporation now exists or is hereafter organized or acquired.

  (x)
  "Tax Code" means the Internal Revenue Code of 1986, as amended.

  (y)
  "Withdrawal Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.6.

  (z)
  "Withdrawing Associate" means a Participant who withdraws from this Plan as provided in Section 2.6(a).

  (aa)
  "Withholding Percentage" means the percentage of Eligible Compensation that a Participant elects, from time to time, to have withheld as his or her contribution during an Offering Period.

5.2
Adjustments Upon Changes in Capitalization.

(a)
If any change is made in the Common Stock, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by Perot Systems), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share of Common Stock subject to outstanding rights. Such adjustments will be made by the Board, the determination of which will be final, binding and conclusive. The conversion of any convertible securities of Perot Systems will not be treated as a "transaction not involving the receipt of consideration by Perot Systems."

  (b)
  If (i) a dissolution or liquidation of Perot Systems or a sale of all or substantially all of Perot Systems' assets; (ii) a merger or consolidation in which Perot Systems is not the surviving corporation; (iii) a reverse merger in which Perot Systems is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than 50% of the shares of Perot Systems entitled to vote are exchanged, is proposed to be consummated, then, the Exercise Date for the applicable Offering Period will be accelerated to the date such transaction is consummated, and the payroll deductions of the Participants made through the Exercise Date will be used to purchase Common Stock immediately prior to such transaction and all further rights of the Participants will terminate, unless otherwise provided by the Board in its sole discretion.

5.3
Notices; Waiver of Notice.

(a)
To a Participant.    All notices or other communications relating to the Plan given to a Participant or former Participant by the Board, Perot Systems, or any Employer will be deemed delivered on the day the notice or other communication is (i) personally delivered to that person, (ii) electronically transmitted to a person who on the date of that transmission either is an Eligible Associate or has consented to receiving notices by electronic transmission to the last known electronic transmission address of that person, or (iii) placed in the official government mail of the country of the sender in an envelope addressed to the last known address of that person, whichever is earlier.

(b)
By a Participant.    All notices or other communications relating to the Plan given to the Board, Perot Systems, or an Employer will be deemed delivered on the day the notice or other communication is (i) received in tangible written form by the Stock Administrator at Perot Systems' Corporate Headquarters address, or (ii) electronically transmitted by an Eligible Associate to the Stock Administrator by means of Perot Systems' internal corporate e-mail or intranet system, provided that such notice is in the form specified by Perot Systems and is acknowledged by the Stock Administrator.

(c)
Consent to Electronic Delivery of Notices, Plan Documents and Prospectuses.    By requesting to participate in the Plan, an Eligible Associate will be deemed to consent to receiving copies of all notices and other communications relating to the Plan by electronic transmission, including but not limited to the Prospectus relating to the Plan, all enrollment and other participation materials, and all other documents required to be delivered in connection with the Plan. Upon request, Perot Systems will provide any such documents to any Eligible Associate in tangible written form.

(d)
Waiver of Notice.    Any person entitled to notice under the Plan may waive the notice.

5.4
Severability.    If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity will not affect the other provisions of this Plan, but will be fully severable and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in this Plan.

5.5
Successors and Assigns.    The Plan is binding on all Participants and their respective heirs, legatees, and legal representatives, including but not limited to their estate and the executors, any receiver, trustee in bankruptcy or representative of creditors of such person, and upon Perot Systems, its successors and assigns.

5.6
Headings.    The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

5.7
Governing Law.    This Plan and rights to purchase Shares that may be granted under this Plan will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any conflicts-of-law rules or principles that might require the application of the laws of another jurisdiction, except to the extent this Plan or those rights are governed by the Delaware General Corporation Law, or the Federal law of the United States.

5.8
No Right to Employment.    Nothing in this Plan, any amendment to this Plan, or the creation of any Participant Account, the execution or submission of any Enrollment Agreement or Withdrawal Agreement, or the issuance of any Shares of Common Stock, will give any Eligible Associate any right (a) to continue employment with any Employer, (b) any legal or equitable right against Perot Systems or any Employer, or any officer, director, or Associate of Perot Systems or its Participating Affiliates, in connection with his or her employment by the Employer, or (c) interfere in any way with the Employer's right to terminate or otherwise modify his or her employment at any time, except as expressly provided by the Plan or by applicable law.

This Plan has been executed by a duly authorized officer of the Company, effective as of March 12, 2008.

PEROT SYSTEMS CORPORATION
By:
Its:

Perot Systems Corporation
1999 Employee Stock Purchase Plan/US
Participating Affiliates

The following corporations are approved by the Board as Participating Affiliates to participate in this Plan.

Hospital Revenue Associates LLC
Perot Systems BPS, LLC
Perot Systems Government Solutions, Inc.
Perot Systems Healthcare Services LLC
Perot Systems Revenue Cycle Solutions, Inc.
Perot Systems TSI (America), Inc.
PS BP Services LLC
PS eServ Corp.
PSC GP Corporation
PSC Healthcare Software, Inc.
PSC LP Corporation
PSC Security, Inc.
Solutions Consulting LLC
QSS Group, Inc.
J.J. Wild, Inc.
Technical Management, Inc.
Third Party Administration Group, Inc.
Transaction Applications Group, Inc.
PrSM Corporation
Perot Systems Business Process Solutions, Inc.
Perot Systems FS Limited Partnership
PSC Management Limited Partnership
Perot Systems Government Services, Inc.

Appendix B

         Perot Systems Corporation
Amended and Restated
1999 Employee Stock Purchase Plan/Non-US
(Subject to Approval on May 9, 2008)

Perot Systems Corporation

Amended and Restated
1999 Employee Stock Purchase Plan/Non-US
(Subject to Approval on May 9, 2008)

1.     Purpose of the Plan

1.1
General.    Perot Systems has adopted this Plan to provide Eligible Associates with the opportunity and a convenient means to purchase Common Stock as an incentive (a) to exert their maximum efforts for the success of the Company, and (b) to remain employed with the Company.

1.2
Parallel Plans.    If revisions to this Plan are necessary to comply with employment, labor, securities, tax or other laws or regulations (or, in the sole discretion of Perot Systems, business customs) which apply to a Participating Affiliate, the Stock Administrator may implement separate plans (or country-specific addenda implementing revisions to this Plan) for those Eligible Associates that are revised as necessary to conform to such laws, regulations and business customs.

2.     Participation in the Plan

2.1
Eligibility.    Each Eligible Associate who is employed by an Employer on an Enrollment Date may participate in the Plan during the relevant Offering Period, unless:

(a)
Immediately after the grant of an option under this Plan on the Exercise Date, the Eligible Associate (together with certain individuals and entities associated with or related to the Eligible Associate as described in Section 424(d) of the Tax Code) would be deemed to own a number of shares of stock and certain exercisable options to purchase stock that together represent 5% or more of the total combined voting power or value of all classes of stock of Perot Systems or any Subsidiary (computed in accordance with Section 423(b)(3) of the Tax Code); or

(b)
Immediately after the grant of an option under this Plan to an Eligible Associate on the Exercise Date, the Eligible Associate's rights to purchase Common Stock under all of the employee stock purchase plans described in Section 423 of the Tax Code of Perot Systems and each Subsidiary would accrue at a rate that exceeded $25,000 (computed based on the Fair Market Value on the Exercise Date in accordance with Section 423(b)(8) of the Tax Code) during the calendar year of that Offering Period; or

(c)
Other applicable laws or regulations prohibit the Eligible Associate's participation.

2.2
Enrollment to Buy Stock.    Each Eligible Associate who:

(a)
completes an Enrollment Agreement in the form, format, and as otherwise required by the Stock Administrator, and delivers that Enrollment Agreement to the Stock Administrator at least one business day before the Enrollment Date for an Offering Period, or

(b)
calls the Plan Custodian's automated phone system or uses an on-line enrollment tool approved by the Stock Administrator to complete the enrollment process before the Enrollment Date for an Offering Period may purchase Common Stock on the Exercise Date for that Offering Period, subject to the other provisions of this Plan.

2.3
Designation of Beneficiary.    Each Participant may from time to time designate a beneficiary by filing a written beneficiary designation form with the Stock Administrator. Such beneficiary shall receive any refunds of amounts not used to purchase Shares and any Shares issued to the Participant. If no beneficiary was designated, any cash refunds and transfers of Shares shall be made to the appropriate representative of Participant's estate.

2.4
Contributions; Payroll Deductions; Account; No Interest.

(a)
The Employer will withhold from each Participant's paycheck (or, in jurisdictions where payroll deductions are not allowed, will allow each Participant to contribute) the percentage (not to exceed 10%) of Eligible Compensation specified in his or her then-current Enrollment Agreement commencing on the first pay date after the next Enrollment Date of an Offering Period and continuing throughout that Offering Period and each future Offering Period until he or she ceases to be a Participant or, if earlier, changes his or her Enrollment Agreement.

(b)
The Employer will hold and use the amounts withheld from each Participant's paycheck (or otherwise contributed by each Participant) until the earlier of the date those amounts are (i) used to purchase Common Stock, or (ii) refunded to the Participant. The Employer will not be required to segregate any of these funds from its general corporate fund, and will not pay interest on any of these funds unless otherwise required by applicable law.

(c)
If the funds in the Participant Account of a Participant are in a currency other than United States dollars on any Exercise Date, for purposes of determining the maximum number of whole and fractional shares that may be purchased under this Plan, such funds will be deemed to have been converted into United States dollars based upon the foreign exchange selling rates, as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., on such date, or if not so reported on such date, as reported on the next preceding date on which such rates are reported.

2.5
Changes in Contributions.    During an Offering Period, a Participant may not change the percentage of Eligible Compensation to be withheld from his or her paycheck (or otherwise to be contributed), except by withdrawing from the Plan. However, a new Enrollment Agreement may be submitted for any subsequent Offering Period.

2.6
Withdrawal.

(a)
A Participant may stop participating in the current Offering Period and each future Offering Period by delivering a Withdrawal Agreement to the Stock Administrator or calling the Plan Custodian's automated phone system or using an on-line tool approved by the Stock Administrator to complete the withdrawal process at least one business day before the Exercise Date for the then-current Offering Period. Delivery of a Withdrawal Agreement or completing the withdrawal process will:

(i)
permanently and irrevocably terminate the Withdrawing Associate's participation in the then-current Offering Period, and

(ii)
suspend the Withdrawing Associate's participation in any future Offering Periods until he or she delivers a new Enrollment Agreement to the Stock Administrator.

    An election to stop participating in one Offering Period will not prevent an Eligible Associate from participating in any future Offering Period or in any other Plan adopted by Perot Systems, provided that the Eligible Associate will not participate in any future Offering Period until he or she submits a new Enrollment Agreement.

  (b)
  As soon as practical after receiving a Withdrawal Agreement, the Employer will:

  (i)
  stop withholding the applicable percentage of Eligible Compensation from the Withdrawing Associate's paychecks or otherwise accepting contributions to the Withdrawing Associate's Participant Account, and

    (ii)
    refund to the Withdrawing Associate all amounts previously withheld from his or her paychecks or otherwise contributed to the Withdrawing Associate's Participant Account during the then-current Offering Period.

2.7
Termination of Employment; Leave of Absence.

(a)
If a Participant's employment with the Company terminates, including by death, on or before an Exercise Date, he or she will be deemed to have elected to withdraw from the applicable Offering Period effective as of the date his or her employment terminated.

(b)
As soon as practical after a Participant's termination of employment, the Employer will:

(i)
refund all amounts withheld from his or her paycheck or otherwise contributed under this Plan that have not been used to purchase Common Stock from Perot Systems or otherwise refunded; and

(ii)
distribute, or direct the Plan Custodian to distribute, any whole Shares plus the Fair Market Value of any fractional Shares held by the Employer or the Plan Custodian on the Participant's behalf to the Participant or his or her designee.

(c)
If a Participant begins an approved leave of absence from his or her Employer on or before an Exercise Date, he or she will remain in the Plan for the applicable Offering Period and each subsequent Offering Period, but only so long as such Participant's approved leave of absence, measured from the first day of his or her leave of absence, has not exceeded the greater of: (i) 90 days, or (ii) the period during which such Participant's right to reemployment with the Company is guaranteed either by statute or contract (the "Leave Period"). If a Participant's approved leave of absence exceeds his or her Leave Period, such Participant will be deemed to have elected to stop participating in the Plan on the day immediately after the last day of the Leave Period, and such deemed election to stop participating shall be effective for each such Offering Period and each subsequent Offering Period until he or she returns to work and submits a new Enrollment Form.

2.8
Transferability.    Neither any monies credited to a Participant Account nor any rights with regard to the exercise of an option to purchase Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant, and an option granted to a Participant under this Plan will be exercisable, during his or her lifetime, only by such Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that Perot Systems will treat such act as an election to withdraw funds in accordance with Section 2.6.

3.     Purchase of Stock

3.1
Offering Periods.    Except as provided in this Section 3.1, each Offering Period will start on the first day of the second month of a calendar quarter and end on the last day of the first month of the next calendar quarter. The Offering Period starting on May 1, 2008 will end on June 30, 2008. Thereafter, each Offering Period will start on the first day of the first month of a calendar quarter and end on the last day of the last month of such calendar quarter.

3.2
Grant of Option; Exercise Price.

(a)
On each Enrollment Date, Perot Systems will offer each Participant the opportunity to have Eligible Compensation withheld from his or her paycheck (or to contribute Eligible Compensation in a manner approved by Perot Systems) to be used to purchase on the next Exercise Date a number of Shares. The number of shares the Participant will have an option to purchase (on that Exercise Date and using the funds accumulated since the prior Enrollment Date) will be a number of whole and fractional Shares equal to (i) his or her then-current

    Withholding Percentage, multiplied by his or her Eligible Compensation for the Offering Period, divided by the Exercise Price for the next Exercise Date, minus (ii) the number of whole and fractional Shares, if any, necessary to prevent (A) that Participant from exceeding the limits referred to in Section 2.1(a), or (B) the Plan from issuing more shares than are authorized as provided in Section 4.2.

  (b)
  The Exercise Price for each Offering Period will be 85% of the Fair Market Value of one share of the Common Stock on the Exercise Date for that Offering Period.

3.3
Automatic Exercise of Option.    On each Exercise Date, each Participant's option to purchase Shares will be exercised automatically to purchase:

(a)
the maximum number of whole and fractional Shares that may be bought with the funds withheld from his or her paycheck (or otherwise contributed) during the applicable Offering Period, minus

(b)
any number of Shares required to comply with any limitations described in Section 2.1 of this Plan concerning the maximum number of Shares that may be purchased by that Participant.

3.4
Payment for Stock.    Immediately upon each exercise of each Participant's option to purchase shares, the amount held by Perot Systems for the benefit of that Participant will be reduced by the Exercise Price multiplied by the number of whole and fractional Shares of Common Stock purchased by that Participant in that exercise.

3.5
Delivery of Shares; Voting.

(a)
Subject to the restrictions of Section 3.5(b), as soon as practical after each Exercise Date, a stock certificate will be issued to each Participant or to the Plan Custodian for the benefit of each Participant for the Shares purchased on that Exercise Date. Such certificate may be issued in nominee name.

(b)
All Shares purchased under this Plan will be held by Perot Systems or the Plan Custodian until the earlier of (i) a request for delivery of the shares by the Participant, or (ii) the termination of the Participant's employment by the Employer.

(i)
As soon as practical after termination of a Participant's employment by an Employer, certificates representing whole Shares plus the Fair Market Value of any fractional Shares purchased under the Plan will be issued in the name of that Participant or, if timely requested by that Participant in a form approved by the Plan Custodian, his or her designee.

(ii)
All Shares purchased under this Plan shall be nontransferable and nonassignable for six months after the date such Shares are issued to the Participant. Any attempt to sell, gift, pledge or otherwise transfer any Shares prior to the expiration of six months from issuance shall be ineffective and void. The Stock Administrator may waive the foregoing restrictions for good reason with the approval of Perot Systems' Vice President—Human Resources.

    Perot Systems will pay all issue or initial transfer taxes imposed with respect to the issuance or initial transfer of shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer. Notwithstanding the foregoing, Employers are expressly authorized to recover from the Participating Associate the amount of any fringe benefit or similar tax imposed on purchases of Shares under this Plan with the approval of Perot Systems' Vice President—Human Resources.

  (c)
  A Participant who purchases Shares under this Plan shall be transferred at such time substantially all of the rights of ownership of such Shares. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of Perot Systems in the event of liquidation, the right to inspect Perot Systems' books and the right to pledge or sell such Shares, subject to the restrictions on such rights in this Plan and the restrictions on such rights imposed by applicable law.

3.6
Periodic Reports.    As soon as practical after each Exercise Date, a statement will be sent to each person who has been a Participant under this Plan, which statement will include (i) the total amount, in United States dollars or local currency, of all payroll deductions or other contributions made during the applicable Offering Period or otherwise held under this Plan for the benefit of that person by the Company, and any applicable currency conversion rate, (ii) the number of Shares purchased by that person on each applicable Exercise Date, (iii) the per share and aggregate purchase price per Share for those Shares, (iv) the remaining cash balance, if any held by the Company for the benefit of that person, and (v) such other information as the Stock Administrator or Plan Custodian deems appropriate.

3.7
No Rights in Stock Prior to Exercise.    Neither a Participant nor his or her beneficiaries will have any interest or voting right in Common Stock covered by an option granted under this Plan until such option has been exercised and the Shares purchased.

4.     Operation of the Plan

4.1
Effective Date and Term of Plan.    This Plan became effective January 1, 2000, has been amended and restated as of March 12, 2008, and will terminate on July 16, 2018, unless sooner terminated under Section 4.5.

4.2
Shares Authorized for Sale and Issuance Under the Plan.

(a)
The maximum number of Shares that may be sold and issued under this Plan will be 10,000,000 Shares, although the stated maximum of 10,000,000 Shares will be (i) reduced by the number of Shares issued pursuant to exercises of options granted under the Perot Systems 1999 Employee Stock Purchase Plan, the Perot Systems 1999 Employee Stock Purchase Plan/US and any other parallel or subsidiary plans created hereunder and (ii) adjusted as provided in Section 5.2 below. If any option to purchase Shares granted under this Plan is not exercised for any reason, the Shares subject to that option will remain available to be sold and issued under this Plan.

(b)
If, for any reason, the number of Shares available for sale and issuance under this Plan under Section 4.2(a) is less than the number of Shares to be sold and issued under Section 3.3 on an Exercise Date, Perot Systems will allocate the Shares available for sale and issuance pro rata among the Participants in as uniform a manner as it determines to be equitable. In such event, the Stock Administrator or Plan Custodian will notify each Participant of the reduction in the number of Shares and the reason for such reduction.

(c)
Shares sold and issued under this Plan may, in the sole and absolute discretion of the Board, be either authorized and unissued Shares or treasury Shares that are bought or otherwise acquired in public or private transactions.

4.3
Conditions Upon Issuance of Shares.

(a)
Compliance With Laws.    Perot Systems will not be required to grant an option or to sell or issue any Shares under this Plan to any Eligible Associate unless that option and the sale, issuance and delivery of Shares upon exercise of that option complies, in the opinion of Perot Systems' counsel, with all applicable laws and regulations, including, but not limited to, the Securities Act of 1933 and the rules and regulations of the United States Securities and Exchange Commission, and all rules and regulations of the New York Stock Exchange or other applicable stock exchange upon which the Common Stock is listed.

(b)
Investment Intent.    As a condition to the exercise of an option, Perot Systems may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Perot Systems, such a representation is required by any of the aforementioned applicable provisions of law.

4.4
Administration; Committee.

(a)
Board of Directors.    This Plan will be administered by the Board. Unless otherwise provided in this Plan, the Board has the power:

(i)
To determine when and how rights to purchase Shares will be granted and the provisions of each offering of such rights (which need not be identical).

(ii)
To designate Participating Affiliates.

(iii)
To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

(iv)
To amend or terminate this Plan as provided in Section 4.5.

(v)
To delegate administration of this Plan to a Committee of two or more members of the Board.

(vi)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    Any determination, decision or action by the Board or its delegee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant.

  (b)
  Committee.    If administration of this Plan is delegated to a Committee, it will have all the powers of the Board with respect to this Plan, subject to any limitations on such powers stated in the Board's resolutions delegating administration to the Committee. Whether or not the Board delegates administration of this Plan to a Committee, the Board retains the final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan.

  (c)
  Participation by Members of the Board or Committee.    Members of the Board who are Eligible Associates are permitted to participate in this Plan; provided that (A) no member of the Board who participates in this Plan may vote on any matter affecting the administration of, or the grant of any option pursuant to, this Plan, and (B) if a Committee is appointed to administrate this Plan, no member of the Committee will be eligible to participate in this Plan.

  (d)
  Stock Administrator.    Perot Systems' day to day obligations under this Plan will be managed by the Stock Administrator, subject to the Board's final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan. The Stock Administrator will have all of the following powers of the Board:

  (i)
  To manage, or select and direct a Plan Custodian to manage, the daily operations of this Plan in accordance with its terms;

  (ii)
  To adopt rules of procedure and regulations necessary for the operation of this Plan, provided they are consistent with the terms of this Plan;

  (iii)
  To determine all questions with regard to rights of Eligible Associates and Participants under the Plan, including, but not limited to, the eligibility of any person to participate in the Plan;

    (iv)
    To enforce the terms, rules and regulations of this Plan;

    (v)
    To direct the distribution of the Shares purchased hereunder;

    (vi)
    To furnish the Company with information which it requires for tax or other purposes;

    (vii)
    To engage the service of counsel (who may, if appropriate, be counsel for the Company) and a Plan Custodian or other agents it deems advisable to assist it with the performance of its duties;

    (viii)
    To prescribe procedures to be followed by Participants in electing to participate in this Plan;

    (ix)
    To receive from each Company and Eligible Associate any information necessary to administer or manage this Plan;

    (x)
    To maintain, or cause Perot Systems, the Employer or the Plan Custodian to maintain, an account in the name of each Participant to reflect his or her participation in this Plan;

    (xi)
    To interpret and construe the Plan;

    (xii)
    To waive the transfer restrictions set forth in Section 3.5(b)(ii) with respect to individual Participants for good reason shown by a Participant and with the approval of Perot Systems' Vice President—Human Resources; and

    (xiii)
    To make any changes or modifications necessary to administer and implement the provisions of this Plan in any jurisdiction to the fullest extent possible, including but not limited to creation of parallel plans as contemplated by Section 1.2.

4.5
Amendment or Termination.

(a)
The Board may amend or terminate this Plan without notice, provided that the Board will not, without the approval of the stockholders of Perot Systems, (i) increase the maximum number of Shares that may be sold or issued under this Plan (except pursuant to Section 5.2), or (ii) amend the requirements as to the class of Eligible Associates eligible to purchase Shares under this Plan (except to the extent necessary to comply with any applicable law), or, if a Committee is appointed to administer this Plan, permit the members of the Committee to participate in this Plan.

(b)
Except as specifically provided in this Plan, no amendment may, without the consent of that Participant, make any change in any option granted under this Plan that adversely affects the rights of any Participant.

(c)
This Plan will automatically terminate on the Exercise Date that Participants become entitled to purchase a number of Shares greater than the number available for purchase under Section 4.2. In the event of an automatic termination, reserved Shares remaining as of such Exercise Date will be sold to Participants on a pro rata basis, as described in Section 4.2(b).

4.6
Approval of the Stockholders.    The amendment and restatement of this Plan is subject to approval by the stockholders of Perot Systems within 12 months after the date the amended and restated Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval will void the amendment and restatement of the Plan.

4.7
No Liability for Good Faith Determinations.    Neither the members of the Board, the Stock Administrator nor the Plan Custodian (nor their delegates) will be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it. Members of the Board and the Stock Administrator (and their delegates) will be entitled to indemnification and reimbursement by Perot Systems in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Perot Systems, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers' liability or similar insurance coverage that may from time to time be in effect.

5.     Miscellaneous Legal Provisions

5.1
Definitions.

(a)
"Board" means the Board of Directors of Perot Systems or a duly appointed committee of the Board.

(b)
"Committee" means a committee of the Board appointed to administer this Plan.

(c)
"Common Stock" means the Class A Common Stock, $.01 par value per share, of Perot Systems.

(d)
"Company" means Perot Systems and its Subsidiaries.

(e)
"Eligible Associate" means a natural person who on an Enrollment Date is (i) receiving wages from the Employer and (ii) customarily employed as a common law employee of an Employer (A) on a full-time basis, (B) for more than 20 hours per week on a regular basis by an Employer for more than five months per calendar year, or (C) to the extent required by applicable law, for 20 or less hours per week. Without limitation, the term "Eligible Associate" shall exclude any individual for the period that such individual's paycheck is being reduced during an Offering Period under any other employee stock purchase plan related to the Perot Systems 1999 Employee Stock Purchase Plan (including but not limited to the Perot Systems 1999 Employee Stock Purchase Plan/US).

(f)
"Effective Date" shall mean January 1, 2000.

(g)
"Eligible Compensation" means the regular rate of compensation paid to a Participant by any Employer during an Offering Period, including wages, salary, bonuses and commission, but shall not include relocation assistance payments, geographical hardship pay, noncash prizes and awards, automobile allowances, severance type payments and nonqualified deferred executive compensation.

    Eligible Compensation includes the amount of a Participant's elective contributions that are made by the Employer on behalf of that Participant that are not includable in gross income under applicable law.

  (h)
  "Employer" means Perot Systems or the Participating Affiliate by which an Eligible Associate is employed.

  (i)
  "Enrollment Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.2; provided, however, that notwithstanding anything to the contrary in the Plan, the enrollment agreement or enrollment process which an Eligible Associate completed prior to the Effective Date under the Perot Systems Corporation 1999 Employee Stock Purchase Plan shall be his or her Enrollment Agreement and shall be deemed to have satisfied all of the requirements of Section 2.2, including, without limitation, Sections 2.2(b) and (c), required for the Eligible Associate to become a Participant on the Effective Date, without further action by the Eligible Associate.

  (j)
  "Enrollment Date" means the first day of the applicable Offering Period.

  (k)
  "Exercise Date" means the last day of the applicable Offering Period.

  (l)
  "Exercise Price" means the price defined in Section 3.2(b).

  (m)
  "Fair Market Value" of one share of Common Stock on a particular date will be (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange, then (A) if sales of Common Stock occurred on that date, the closing selling price per share of Common Stock on the New York Stock Exchange Composite Tape for that date (1) as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., or (2) if not so reported, in a newspaper of national circulation or other authoritative source selected by the Board, or (B) if no sales of Common Stock occurred on that date, the closing selling price per share of Common Stock as of the next preceding date for which the price is reported on the New York Stock Exchange Composite Tape on that date, or (ii) in all other cases, determined in a reasonable way selected by the Board for that purpose.

  (n)
  "Offering Period" means each period described in Section 3.1 during which a Participant has an option to purchase Common Stock.

  (o)
  "Participant" means an Eligible Associate who has elected to participate in any Offering Period and continues to participate in that Offering Period through its Exercise Date.

  (p)
  "Participant Account" means any account or accounting entry maintained by Perot Systems, the Employer, the Stock Administrator or the Plan Custodian to record the amount that a Participant has contributed to the Plan during an Offering Period and the Common Stock purchased under this Plan.

  (q)
  "Participating Affiliate" means (i) (A) each corporation, domestic or foreign, of which Perot Systems, directly or indirectly, holds, on the applicable Exercise Date, not less than 40% of the total combined voting power of all classes of stock or other equity interest, whether or not such corporation now exists or is hereafter organized or acquired by Perot Systems or any Subsidiary, and (B) each other corporation, joint venture, general or limited partnership, limited liability company or other business entity, domestic or foreign; and (ii) which is approved by the Board to participate in this Plan. Notwithstanding the foregoing, no Participating Affiliate will be eligible to participate in this Plan and any other employee stock purchase plan related to the Perot Systems 1999 Employee Stock Purchase Plan (including but not limited to the Perot Systems 1999 Employee Stock Purchase Plan/US) simultaneously.

  (r)
  "Perot Systems" means Perot Systems Corporation, a Delaware corporation, or any successor in interest that adopts this Plan.

  (s)
  "Plan" means this Perot Systems Corporation Amended and Restated 1999 Employee Stock Purchase Plan/Non-US (Revised March 12, 2008), as amended from time to time.

  (t)
  "Plan Custodian" means the third party administrator appointed by Perot Systems to manage this Plan in accordance with its terms.

  (u)
  "Share" means one share of Common Stock.

  (v)
  "Stock Administrator" means the individual designated by the Perot Systems department responsible for administering this Plan.

  (w)
  "Subsidiary" means a domestic or foreign corporation or other business entity of which not less than 50% of the total combined voting power of all classes of stock or other equity interest is held either by (i) Perot Systems or (ii) any other corporation in an unbroken chain of corporations (beginning with Perot Systems, and in which not less than 50% of the total combined voting power of all classes of stock or other equity interest is held by another corporation in the chain), without regard to whether such corporation now exists or is hereafter organized or acquired.

  (x)
  "Tax Code" means the Internal Revenue Code of 1986, as amended.

  (y)
  "Withdrawal Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.6.

  (z)
  "Withdrawing Associate" means a Participant who withdraws from this Plan as provided in Section 2.6(a).

  (aa)
  "Withholding Percentage" means the percentage of Eligible Compensation that a Participant elects, from time to time, to have withheld as his or her contribution during an Offering Period.

5.2
Adjustments Upon Changes in Capitalization.

(a)
If any change is made in the Common Stock, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by Perot Systems), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share of Common Stock subject to outstanding rights. Such adjustments will be made by the Board, the determination of which will be final, binding and conclusive. The conversion of any convertible securities of Perot Systems will not be treated as a "transaction not involving the receipt of consideration by Perot Systems."

(b)
If (i) a dissolution or liquidation of Perot Systems or a sale of all or substantially all of Perot Systems' assets; (ii) a merger or consolidation in which Perot Systems is not the surviving corporation; (iii) a reverse merger in which Perot Systems is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than 50% of the shares of Perot Systems entitled to vote are exchanged, is proposed to be consummated, then, the Exercise Date for the applicable Offering Period will be accelerated to the date such transaction is consummated, and the payroll deductions of the Participants made through the Exercise Date will be used to purchase Common Stock immediately prior to such transaction and all further rights of the Participants will terminate, unless otherwise provided by the Board in its sole discretion.

5.3
Notices; Waiver of Notice.

(a)
To a Participant.    All notices or other communications relating to the Plan given to a Participant or former Participant by the Board, Perot Systems, or any Employer will be deemed delivered on the day the notice or other communication is (i) personally delivered to that person, (ii) electronically transmitted to a person who on the date of that transmission either is an Eligible Associate or has consented to receiving notices by electronic transmission to the last known electronic transmission address of that person, or (iii) placed in the official government mail of the country of the sender in an envelope addressed to the last known address of that person, whichever is earlier.

(b)
By a Participant.    All notices or other communications relating to the Plan given to the Board, Perot Systems, or an Employer will be deemed delivered on the day the notice or other communication is (i) received in tangible written form by the Stock Administrator at Perot Systems' Corporate Headquarters address, or (ii) electronically transmitted by an Eligible Associate to the Stock Administrator by means of Perot Systems' internal corporate e-mail or intranet system, provided that such notice is in the form specified by Perot Systems and is acknowledged by the Stock Administrator.

(c)
Consent to Electronic Delivery of Notices, Plan Documents and Prospectuses.    By requesting to participate in the Plan, an Eligible Associate will be deemed to consent to receiving copies of all notices and other communications relating to the Plan by electronic transmission, including but not limited to the Prospectus relating to the Plan, all enrollment and other participation materials, and all other documents required to be delivered in connection with the Plan. Upon request, Perot Systems will provide any such documents to any Eligible Associate in tangible written form.

  (d)
  Waiver of Notice.    Any person entitled to notice under the Plan may waive the notice.

5.4
Severability.    If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity will not affect the other provisions of this Plan, but will be fully severable and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in this Plan.

5.5
Successors and Assigns.    The Plan is binding on all Participants and their respective heirs, legatees, and legal representatives, including but not limited to their estate and the executors, any receiver, trustee in bankruptcy or representative of creditors of such person, and upon Perot Systems, its successors and assigns.

5.6
Headings.    The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

5.7
Governing Law.    This Plan and rights to purchase Shares that may be granted under this Plan will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any conflicts-of-law rules or principles that might require the application of the laws of another jurisdiction, except to the extent this Plan or those rights are governed by the Delaware General Corporation Law, or the Federal law of the United States.

5.8
No Right to Employment.    Nothing in this Plan, any amendment to this Plan, or the creation of any Participant Account, the execution or submission of any Enrollment Agreement or Withdrawal Agreement, or the issuance of any Shares of Common Stock, will give any Eligible Associate any right (a) to continue employment with any Employer, (b) any legal or equitable right against Perot Systems or any Employer, or any officer, director, or Associate of Perot Systems or its Participating Affiliates, in connection with his or her employment by the Employer, or (c) interfere in any way with the Employer's right to terminate or otherwise modify his or her employment at any time, except as expressly provided by the Plan or by applicable law.

This Plan has been executed by a duly authorized officer of the Company, effective as of March 12, 2008.

PEROT SYSTEMS CORPORATION
By:
Its:

Perot Systems Corporation

Amended and Restated
1999 Employee Stock Purchase Plan/Non-US
Participating Affiliates

The following corporations are approved by the Board as Participating Affiliates to participate in this Plan (or, to the extent determined appropriate by the Stock Administrator, a parallel plan).

Perot Systems (Czech Republic) s.r.o.
Perot Systems Europe (Energy Services) Limited
Perot Systems Europe Limited
Perot Systems TSI (UK) Ltd.
Perot Systems S.A.S.
Perot Systems GmbH
Perot Systems TSI (Germany) GmbH
Perot Systems Hong Kong Limited
Perot Systems Business Process Solutions India Private Limited
Perot Systems India Foundation
Perot Systems TSI (India) Limited
Persys TSI (Ireland) Limited
Perot Systems S.r.l.
Perot Systems Luxembourg S.a.r.l.
Perot Systems México, S. de R.L. de C.V.
Perot Systems Services Mexico, S.C.
Persys Ireland Limited
Perot Systems Asia Pacific Pte Ltd.
Perot Systems Holdings Pte Ltd.
Perot Systems TSI (Singapore) Pte. Ltd.
Perot Systems A.G.
Perot Systems TSI (Switzerland) GmbH
Queequeg A.G.
Perot Systems B.V.
Perot Systems Investments B.V.
Perot Systems Nederland BV
Perot Systems TSI (Netherlands) B.V.
Perot Systems TSI (UK) Ltd.

Directions to Perot Systems' Plano Campus

From DFW International Airport:

Take International Parkway (the one main road running north-south through DFW Airport) North to I-635 East.

Continue East on I-635.

Take Exit #29B to President George Bush Turnpike (TX 190) heading North.

Drive East on President George Bush Turnpike (TX 190) to Plano.

Exit at Custer Parkway.

Turn Left on Custer Parkway to go North.

At Plano Parkway turn Left.

As you head West on Plano Parkway, Perot Systems' Campus is on your left.

Use the first left turn lane entering the Campus parking lot. Once entering the parking lot, proceed to the west end of the parking lot and enter the Campus through the West Lobby.

From Downtown Dallas:

Proceed North on North Central Expressway (IH-75).

Take exit #28B to President George Bush Turnpike going West.

Take the first exit—Custer Parkway. Proceed West on the service road to the light at Custer Parkway.

Turn Right on Custer Parkway.

Turn Left at the first light (Plano Parkway).

As you head West on Plano Parkway, Perot Systems' Campus is on your left.

Use the first left turn lane entering the Campus parking lot. Once entering the parking lot, proceed to the west end of the parking lot and enter the Campus through the West Lobby.

PEROT SYSTEMS CORPORATION Proxy For Annual Meeting of Stockholders
May 9, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Perot Systems Corporation hereby acknowledge(s) receipt of the Proxy Statement dated March 25, 2008, and hereby appoint(s) Thomas D. Williams, Vice President, General Counsel and Secretary of Perot Systems, and Rex C. Mills, Associate General Counsel of Perot Systems, or either of them, proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of Class A Common Stock of Perot Systems Corporation held of record by the undersigned on March 12, 2008, at the Annual Meeting of Stockholders to be held at the Corporate Headquarters Cafeteria, 2300 West Plano Parkway, Plano, Texas 75075, at 3:30 p.m. Central Daylight Time on May 9, 2008 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS AND, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF ALL DIRECTOR NOMINEES, (2) THE AMENDMENT, RENEWAL AND EXTENSION OF OUR EMPLOYEE STOCK PURCHASE PLAN, AND (3) THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

ATTN: LEGAL DEPARTMENT 2300 W. PLANO PARKWAY PLANO, TEXAS 75075	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time on May 8, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Perot Systems Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time on May 8, 2008. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Perot Systems Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PEROT1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PEROT SYSTEMS CORPORATION	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the
THE DIRECTORS RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED BELOW.	☐	☐	☐	number(s) of the nominee(s) on the line below.
PROPOSAL 1 To elect as Directors the nominees listed below.
01) Ross Perot 02) Ross Perot, Jr. 03) Peter A. Altabef 04) Steven Blasnik 05) John S.T. Gallagher 06) Carl Hahn	07) DeSoto Jordan 08) Thomas Meurer 09) Cecil H. (C. H.) Moore, Jr. 10) Anthony J. Principi 11) Anuroop (Tony) Singh
THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 2.					For	Against	Abstain
PROPOSAL 2 Amendment, renewal and extension of the Employee Stock Purchase Plan.					☐	☐	☐
THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 3.
PROPOSAL 3 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2008.					☐	☐	☐

This proxy card must be signed for your instructions to be executed. Please sign exactly as your name appears on the stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Signature [PLEASE SIGN WITHIN BOX] Date				Signature (Joint Owners) Date